Exhibit 10.1
CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT THAT IS MARKED BY [***] HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM IF PUBLICLY DISCLOSED.
The Prudential Insurance Company of America
Newark, New Jersey

Contract-Holder: Boise Cascade Company for the exclusive benefit of participants and beneficiaries of the Plan	Plan: Boise Cascade Company Pension Plan
Employer: Boise Cascade Company
Group Annuity Contract No.: [ *** ]	Jurisdiction: Idaho
Effective Date: August 6, 2020	Contribution Amount as of Effective Date: [ *** ] Contribution Adjustment Amount: [ *** ] Total Contribution Amount as of August 6, 2020: [ *** ]
Pages Attached: 1-43, Cash and Transferred Assets Exhibit, Tables and Annuity Exhibits

BOISE CASCADE COMPANY for the exclusive benefit of participants and beneficiaries of the Plan	THE PRUDENTIAL INSURANCE COMPANY OF AMERICA 751 Broad Street Newark, NJ 07102
By: /s/ Kelly Hibbs Title: SVP, CFO & Treasurer Date: 7/28/21	/s/ Charles F. Lowrey Chief Executive Officer /s/ Margaret M. Foran Secretary Attest: /s/ Stephen D. Mayernick Date: July 28, 2021

Single-Premium Non-Participating Group Annuity Contract supported by a Separate Account providing for Annuity Payments, subject to the provisions of this Contract. The Annuity Payments hereunder do not vary based on any gains or losses of the assets held in the Separate Account.
GAA-9063[ *** ]     Initially a Buy-In Contract supported by a Commingled Separate Account

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TABLES
CASH AND TRANSFERRED ASSETS EXHIBIT
ANNUITY EXHIBITS
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Provision IDefinitions, Separate Account Operation and Termination of Contract

1.1    Definitions

In addition to other capitalized terms defined in this Contract, the following capitalized terms shall have the meanings indicated, which definitions shall control in the event a term is also defined in the Annuity Exhibits:

“Age 65 Benefit Amount’’ means the amount so shown for a Disabled Immediate Covered Life on the Annuity Exhibits payable beginning on the first of the month immediately following the Temporary Annuity Expiry Date.

“Aggregate Monthly Payment” means, for each month, the total amount of Annuity Payments payable in respect of all Covered Lives (and, if applicable, Contingent Lives and Beneficiaries) for such month, subject to adjustment as provided in this Contract.

“Amendment Date” means, with respect to an amendment to this Contract, the date specified as such on the Cover Page of this Contract, as amended.

“Annuity Commencement Date” means the date the Annuity Payments commence in respect of a Covered Life and, if applicable, Contingent Life and Beneficiary, which is specified on the Annuity Exhibits.

“Annuity Exhibits” means the Annuity Exhibits attached hereto on the Effective Date, as amended and supplemented pursuant hereto.

“Annuity Payments” means, with respect to each Covered Life (and, if applicable, Contingent Life and Beneficiary), the amount, if any, determined in accordance with Provision II and Provision III of this Contract, as applicable.

“Applicable Interest Rate” means the interest rate assumption set forth under Section 417(e)(3) of the Code as prescribed by the Commissioner of the Internal Revenue Service for the month of November preceding the calendar year containing the Covered Life’s Annuity Commencement Date or such other date provided herein.

“Applicable Mortality Table” means the mortality assumption (without consideration to sex or gender) set forth under Section 417(e)(3)(B) of the Code in effect for the calendar year containing the Covered Life’s Annuity Commencement Date, as prescribed by the Commissioner of the Internal Revenue Service.

“Beneficiary” means a person, other than a Covered Life or a Contingent Life, shown in Prudential’s records as the beneficiary associated with such Covered Life or, after the death of a Covered Life, associated with a Contingent Life. A Beneficiary may receive Annuity Payments under this Contract after the death of a Covered Life or Contingent Life if so provided for under the Annuity Form applicable to the Covered Life. A Representative of a Beneficiary shall have the rights of a Beneficiary hereunder. A Beneficiary is not a party to this Contract and has no rights hereunder, except those expressly conferred on it in Sections 1.9 and 1.10.

“Business Day” means any weekday on which the banks in New York City, New York are open for business. If any payment under this Contract is due and payable on a day which is not a Business Day,
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or if any notice or report is required to be given on a day which is not a Business Day, such payment shall be due and payable or such notice or report shall be given on the next succeeding Business Day.

“Buy-Out Conversion” has the meaning assigned in Section 1.10.

“Cash and Transferred Assets Exhibit” means the Cash and Transferred Assets Exhibit (substantially in the form attached hereto), setting forth the Contribution Amount, as well as the amount of cash paid on the Effective Date.

“Cash and Transferred Assets Exhibit Supplement” means, with respect to an Amendment Date, a supplement (substantially in the form attached hereto) to the Cash and Transferred Assets Exhibit, setting forth the Contribution Adjustment Amount paid on such Amendment Date, as well as (i) the amount of cash paid on such Amendment Date.

“Code” means the Internal Revenue Code of 1986, as amended from time to time, or any successor statute.

“Commingled Account” means the Non-Participating Group Annuity Separate Account of Prudential. Such separate account also supports Prudential’s payment obligations under other group annuity contracts issued by Prudential. Each such contract obligates Prudential to make payments to the contract-holder and/or to individual covered lives, contingent lives and beneficiaries in amounts measured by the life-span of such covered lives, by any lump sum amounts due, by the remaining portion of any period certain annuities, and/or by any contract surrender amounts due.

“Contingent Life” means a person listed on the Annuity Exhibits as entitled to a periodic payment following the death of the Covered Life in accordance with a joint and survivor Annuity Form, but does not include any Beneficiary. A Contingent Life is not a party to this Contract and has no rights hereunder, except those expressly conferred on it in Sections 1.9 and 1.10. A Representative of a Contingent Life shall have the rights of a Contingent Life hereunder.

“Contingent Life Amount” means an amount that is specified in the Annuity Exhibits for the Covered Life’s Annuity Form as the “Contingent Life Amount.”

“Contract” means this Group Annuity Contract, including the Composite Table and Cash and Transferred Assets Exhibits and any supplements thereto and the Annuity Exhibits and any supplements to the Annuity Exhibits attached hereto, as amended from time to time.

“Contract-Holder” means the entity named as such on the Cover Page of this Contract, and any successors or permitted assigns.

“Contribution Adjustment Amount” means, with respect to an amendment of this Contract, the amount specified as such on the Cover Page of this Contract, as amended, payable on the applicable Amendment Date specified on the Cover Page.

“Contribution Amount” means the amount specified as such on the Cover Page of this Contract.

“Covered Life” means each Immediate Covered Life or Deferred Covered Life listed on the Annuity Exhibits as entitled to a periodic payment specified in the Annuity Exhibits, but does not include any Contingent Life or any Beneficiary. A Covered Life is not a party to this Contract and has no rights hereunder, except those expressly conferred on it in Sections 1.9 and 1.10. A Representative of a Covered Life shall have the rights of a Covered Life hereunder.
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“Covered Life Amount” means an amount that is specified in the Annuity Exhibits for the Covered Life’s Annuity Form as the “Covered Life Amount.”

“Data Finalization Amendment Date” means the Amendment Date, if any, on which the Annuity Exhibits or any supplements thereto are attached to this Contract reflecting the data determined by Prudential and the Contract-Holder as of the Data Finalization Date and, if applicable, the related Contribution Adjustment Amount is paid.

“Data Finalization Date” means [ *** ] or such other date as may be determined by mutual written consent of the Contract-Holder and Prudential.

“Deferred Covered Life” means each person listed on the Annuity Exhibits as entitled to a periodic and/or lump-sum payment specified on the Annuity Exhibits attached hereto who is not receiving payments under the Plan as of the Effective Date of this Contract. A Deferred Covered Life is not a party to this Contract and has no rights hereunder, except those expressly conferred on it in Section 1.9 hereof.

“Disability Commencement Date” means first day of the month on or next following the later of (i) the Effective Date and (ii) the date the applicable Deferred Covered Life has incurred a Separation From Service at time of disability. Disability is defined as being deemed to be totally and permanently disabled under the Federal Social Security Act or in the case of partial disability under sub-plan SAL deemed disabled by his or her doctor.

“Disabled Immediate Covered Life” means each person listed on the Annuity Exhibits as an Immediate Covered Life based on a determination by the Contract-Holder prior to the Effective Date that he or she met the requirements to be considered totally and permanently disabled under the Federal Social Security Act or in the case of partial disability under sub-plan SAL deemed disabled by his or her doctor, and the Plan.

“Effective Date” means the date specified as such on the Cover Page of this Contract.

“Employer” means the employer specified on the Cover Page of this Contract.

“ERISA” means the Employee Retirement Income Security Act of 1974, as amended, or any successor statute.

“General Account” means the general account of Prudential.

“Guaranteed Number of Payments” means (i) with respect to an Immediate Covered Life, the number of guaranteed payments shown for the Covered Life on the Annuity Exhibits and (ii) with respect to a Deferred Covered Life, the number of guaranteed payments elected by the Deferred Covered Life in accordance with Section 3.5.

“Immediate Covered Life” means each person listed on the Annuity Exhibits as entitled to a periodic and/or lump-sum payment specified on the Annuity Exhibits whose Annuity Commencement Date is October 1, 2020. An Immediate Covered Life is not a party to this Contract and has no rights hereunder, except those expressly conferred on it in Section 1.9 hereof.

“Initial Death Benefit” means the amount determined in accordance with Section 3.3(a)(viii) with respect to a Life Annuity with Deferred Cash Refund.

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[ *** ]

“Market Value” means the fair market value of such assets, as such fair market value is determined by Prudential in accordance with its standard procedures for establishing the market value of its assets.
“Original Retirement Date” means the date an Immediate Covered Life retired under the Plan, as specified on the Annuity Exhibits.

“Plan” means the plan specified on the Cover Page of this Contract.

“Pop Up Amount” means (i) with respect to an Immediate Covered Life, the amount that is specified in the Annuity Exhibits for the Covered Life’s Annuity Form as the “Pop Up Amount” and (ii) with respect to a Deferred Covered Life, the difference between the amount the Deferred Covered Life was receiving under the Joint and Survivor Life Annuity with Pop Up and the amount otherwise payable under the Life with Period Certain Annuity with 60 Guaranteed Number of Payments, as determined on the Deferred Covered Life’s Annuity Commencement Date.

"Primary Insurance Amount” means the estimated amount, determined by the Social Security Administration, that the applicable Deferred Covered Life is expected to receive in his or her own right under Title II of the Federal Social Security Act.

“Prudential” means The Prudential Insurance Company of America, its successors and permitted assigns.

“Prudential’s Office” means the following office of Prudential, unless Prudential provides a notice specifying another address for certain or all communications:

The Prudential Insurance Company of America
30 Scranton Office Park
Scranton, PA 18507-1789
Attention: Group Annuity Operations

“Qualified Domestic Relations Order” means a qualified domestic relations order that meets the requirements of ERISA as applied to employee benefit plan participants in effect from time to time.

“Representative” means , with respect to a Covered Life or Contingent Life or Beneficiary, an individual or entity demonstrating to the reasonable satisfaction of Prudential that such individual or entity is duly appointed (a) as a guardian of such Covered Life or Contingent Life or Beneficiary, (b) as a holder of a power of attorney from such Covered Life or Contingent Life or Beneficiary, (c) as a trustee of such Covered Life or Contingent Life or Beneficiary or (d) as a testamentary executor of such Covered Life’s or Contingent Life’s or Beneficiary’s estate; provided, that a “Representative” does not include an assignee of the rights of such person hereunder in contravention of Provision III.

“Required Beginning Date” means the April 1st of the calendar year following the later of (i) the calendar year in which the Deferred Covered Life attains age 70 ½ or (ii) the calendar year in which the Deferred Covered Life incurs a Separation From Service. However, for a Deferred Covered Life that attains age 70 ½ after 12/31/2019, the Required Beginning Date is the April 1st of the calendar year following the later of the calendar year the Deferred Covered Life attains age 72 or the calendar year in which the Deferred Covered Life incurs a Separation From Service.

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“Separate Account” means the Commingled Account. The contracts supported by Commingled Account do not participate in the investment or other experience of the Separate Account.

“Separation From Service” means the employment of a Deferred Covered Life with the Employer is terminated for reasons other than death.

“Spouse” means the person legally married to a Deferred Covered Life (or Disabled Immediate Covered Life) in a marriage recognized as valid in the state in which it was entered into. A Spouse entitled to payments under Covered Life’s Joint and Survivor Life Annuity Form shall have the rights of a Contingent Life hereunder.

“Sub-Plan” means the Sub-Plan specified on the Annuity Exhibits, as described below:

Sub-Plan	Description
SAL	Salaried Plan
A	Pension Plan A-Northwest Wood Products
A 6-88
Pension Plan A-Northwest Wood Products.
Sub Plan A 6-88 follows provisions for Sub-Plan A in this Contract, except when applying a reduction for an earlier Annuity Commencement Date as noted in the Tables.

C	Pension Plan A-Non-Northwest Wood Products
C VT C03
Pension Plan A-Non-Northwest Wood Products.
Sub-Plan C VT 03 follows the provisions for Sub-Plan C in this Contract, except when applying a reduction for an earlier Annuity Commencement Date as noted in the Tables.

B	Pension Plan B

“Tables” means the tables attached hereto.

“Temporary Annuity Expiry Date” means the date the final annuity payment is due under a Temporary Annuity. With respect to Immediate Covered Lives, the Temporary Expiry Date is specified on the Annuity Exhibits. With respect to Deferred Covered Lives, the Temporary Annuity Expiry Date is the first day of the month immediately preceding the Deferred Covered Life’s unchanged Annuity Commencement Date.

“Total Contribution Amount” means, as of any date, the Contribution Amount, as increased or decreased by any Contribution Adjustment Amounts specified on an amended Cover Page of this Contract through the most recent Amendment Date.

“Years of Service” means the Years of Service applicable to Deferred Covered Lives as provided to Prudential by the Contract-Holder. For the purposes of meeting eligibility requirements for benefits hereunder, Years of Service will continue to accrue to Deferred Covered Lives after the Effective Date as provided to Prudential by the Contract-Holder.

1.2    Agreement to Pay Contribution Amount; Deposit into the Separate Account

On the Effective Date, the Contract-Holder transferred to Prudential the Contribution Amount. The Contribution Amount consisted of cash identified in the Cash and Transferred Assets Exhibit.

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On the Effective Date, Prudential will allocate the Contribution Amount received on such date to the Separate Account. All assets allocated by Prudential to the Separate Account held by a custodian will be held by Prudential in one or more custody accounts at entities independent of Prudential and each such custody account shall only hold assets allocated to the Separate Account.

On each Amendment Date specified on an amended Cover Page of this Contract, if any, Contract-Holder and Prudential may, by separate amendment to this Contract, agree that (a) the Contribution Adjustment Amount specified on such amended Cover Page shall be paid on such Amendment Date (x) prior to or on the Data Finalization Amendment Date, in cash and (y) following the Data Finalization Amendment Date, in cash; and (b) a Cash and Transferred Assets Exhibit Supplement dated as of such Amendment Date shall be attached to this Contract specifying: (i) such Contribution Adjustment Amount; (ii) the amount of cash being transferred as part of such Contribution Adjustment Amount; and (iii) if such Contribution Adjustment Amount is payable by Prudential, to the extent to which such amount is being paid from the General Account or from the Separate Account. No such amendment shall require the consent of any person other than Contract-Holder and Prudential.

If the Contribution Adjustment Amount that is payable on the Amendment Date is a negative number, then such amount shall be paid by Prudential to the Contract-Holder on such Amendment Date by delivering cash equal to such Contribution Adjustment Amount, as indicated on the applicable Cash and Transferred Assets Exhibit Supplement.

If the Contribution Adjustment Amount that is payable on the Data Finalization Amendment Date or any prior Amendment Date is a positive number, then the Contract-Holder shall pay such amount to Prudential on such Amendment Date by delivering cash equal to such Contribution Adjustment Amount, as indicated on the applicable Cash and Transferred Assets Exhibit Supplement, and Prudential will allocate the Contribution Adjustment Amount received on such date to the Separate Account.

If the Contribution Adjustment Amount that is payable after the Data Finalization Amendment Date is a positive number, then the Contract-Holder shall pay such amount to Prudential on such Amendment Date by delivering cash to Prudential in an amount equal to such Contribution Adjustment Amount, as indicated on the applicable Cash and Transferred Assets Exhibit Supplement, and Prudential will allocate the Contribution Adjustment Amount received on such date to the Separate Account.

For the avoidance of doubt, with respect to any amendment to the Annuity Exhibits increasing any Annuity Payments or adding Annuity Payments in respect of new Covered Lives or Contingent Lives or Beneficiaries under this Contract, Prudential’s obligation to make any such increase or addition with respect to any such Annuity Payment or to add any such new Covered Lives or Contingent Lives or Beneficiaries shall be conditioned on Prudential’s prior receipt of any payment due to Prudential under this Contract with respect to any such amendment.

1.3    Agreement to Make Annuity Payments; Associated Withdrawals from the Separate Account

Subject to receipt of the full Contribution Amount, Prudential agrees to pay Annuity Payments due from and after the Effective Date.

In connection with Annuity Payments owed in each month, Prudential will withdraw from the Separate Account assets with a Market Value equal to the Aggregate Monthly Payment. In the event that the assets in the Separate Account are not sufficient to make such payments when due, Prudential shall use the assets in its General Account to make such payments.

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Upon termination of this Contract pursuant to Section 1.11, none of the Contract-Holder, the Employer or any Covered Life, Contingent Life or Beneficiary shall have any right to receive any further payments from any Separate Account or from the General Account or any other assets of Prudential.

A withdrawal from the Separate Account will be made only on a Business Day.

1.4    The Separate Account that Supports this Contract

During the period starting on the Effective Date, and ending on the date of termination of this Contract, the obligations of Prudential under this Contract will be supported by the Commingled Account.

1.5     Investments Held in Separate Account; Insulation of Separate Account Assets

The Separate Account is intended to be invested primarily in investment-grade fixed income securities, but other investments are permitted. Prudential will invest and reinvest the assets of the Separate Account at the time and in the amounts as Prudential determines in its discretion and in accordance with applicable law. Prudential may, with respect to any assets held in the Separate Account, delegate Prudential's investment management and/or voting rights to other entities, including institutions not affiliated with Prudential.

1.6    Insulation of Separate Account Assets

Prudential owns all the assets in the Separate Account. Pursuant to Section 17B:28-9(c) of the New Jersey Insurance Statutes, none of the assets held in the Commingled Account, to the extent of reserves established in respect of the payment obligations of Prudential under this Contract and under the other group annuity contracts supported by such account, will be chargeable with liabilities arising out of any other business of Prudential.

1.7    Expenses; Establishing Reserves; [ *** ]

Expenses may be charged against the Separate Account. Such expenses shall represent the direct and indirect costs (inclusive of general and administrative expenses) relating to this Contract and the Separate Account and shall be charged against the Separate Account in accordance with statutory accounting principles. Expense payables and withdrawals from the Separate Account will include custody fees applicable to the Separate Account, investment management related expenses, taxes due on the Separate Account earnings and general and administrative expenses allocated to the Separate Account. If Prudential’s General Account pays such expenses or contractual obligations, then a payable owed by the Separate Account shall arise, and Prudential’s General Account shall be later reimbursed by charging the Separate Account.

[ *** ]

[ *** ]
[ *** ]

[ *** ]

A withdrawal from the Separate Account will be made only on a Business Day, and the assets withdrawn will no longer be allocated to the Separate Account.
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1.8    Process for Making Annuity Payments

Prior to the consummation of any Buy-Out Conversion, Prudential shall make Aggregate Monthly Payments owed by it to the Contract-Holder pursuant to Provision II. The Contract-Holder and Prudential may separately agree to other arrangements. After the consummation of a Buy-Out Conversion and after receipt of information reasonably required by Prudential to enable it to make future Annuity Payments directly to Deferred Covered Lives and Annuity Payments directly to Immediate Covered Lives (and, if applicable, Contingent Lives and Beneficiaries) (such as information concerning addresses, bank accounts, income tax withholding, designation of Beneficiaries and Qualified Domestic Relations Orders), Prudential shall make Annuity Payments arising after such date directly to such Deferred and Immediate Covered Lives (and, if applicable Contingent Lives and Beneficiaries) pursuant to Provision III. Notwithstanding any other terms of this Contract (including Section 3.3), no Annuity Payments or other payments will be made directly by Prudential to a Covered Life, Contingent Life or Beneficiary at any time prior to consummation of a Buy-Out Conversion pursuant to Section 1.10.

1.9    Persons Entitled to Enforce this Contract

Prudential, Employer and Contract-Holder agree that prior to consummation of a Buy-Out Conversion, no Covered Life, Contingent Life or Beneficiary has any right whatsoever to enforce any term of this Contract against Prudential or any other party and that no Covered Life, Contingent Life, or Beneficiary is an intended third party beneficiary of or shall otherwise benefit from any term of this Contract. Prior to the consummation of a Buy-Out Conversion, the parties agree that only Prudential, Employer, the Plan and Contract-Holder have any rights or obligations hereunder and that none of Prudential, Contract-Holder, the Employer or the Plan have any obligations hereunder to any Covered Life, Contingent Life, or Beneficiary.

After consummation of a Buy-Out Conversion:

(a)Covered Lives and Contingent Lives. Any Covered Life or Contingent Life shall have the right to enforce any provision of (and each Beneficiary and alternate payee will have the contractual right to enforce its rights to Annuity Payments under) this Contract against Prudential but against no other person or entity, in the capacity of an intended third party beneficiary thereof. The rights of a Covered Life or Contingent Life are not diminished if Contract-Holder ceases to exist and no successor is appointed. Nothing in this Contract, express or implied, will give or be construed to give any legal or equitable right, remedy or claim under this Contract to any other person.

(b)Contract-Holder and the Plan. Contract-Holder shall have the right to enforce any provision of this Contract against Prudential. Neither Contract-Holder nor the Plan shall have any obligation to any Covered Life or Contingent Life with respect to the Annuity Payments under this Contract.

(c)Prudential. Prudential shall have the right to enforce any provision of this Contract against Contract-Holder.

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1.10    Buy-Out Conversion

Subject to the terms of this Section 1.10, and if the Plan is amended to provide for immediate distribution of benefits in the form of an annuity directly to Covered Lives (and, if applicable, Contingent Lives), (a “Buy-Out Plan Amendment”), Contract-Holder has the option to initiate a process by which each Covered Life (and, if applicable, Contingent Life) will have the right to enforce any provision of (and each Beneficiary and alternate payee will have the contractual right to enforce its rights to Annuity Payments determined pursuant to Provision III under) this Contract against Prudential but against no other person or entity (the consummation of such process being a “Buy-Out Conversion”).

On any Business Day prior to receipt by Prudential of a Surrender Notice given pursuant to Section 1.11, the Contract-Holder has the right to deliver an irrevocable written notice (a “Buy-Out Conversion Notice”) to Prudential instructing it to initiate a Buy-Out Conversion. The Buy-Out Conversion Notice shall include a representation from the Contract-Holder and the Employer to Prudential, made as of the date thereof, and as of the date of the Buy-Out Conversion, that (a) the Plan is maintained under and is subject to ERISA, (b) to the Contract-Holder’s and the Employer’s knowledge (after making appropriate inquiry), the Plan is in compliance with ERISA and the Code in all material respects and (c) to the Contract-Holder’s and the Employer’s knowledge (after making appropriate inquiry), no event has occurred that is reasonably likely to result in the Plan losing its status as qualified by the Code for preferential tax treatment under Code §§ 401(a) and 501(a). Such Buy-Out Conversion will be a complete conversion of all then remaining Covered Lives and, if applicable, Contingent Lives and Beneficiaries. Upon delivery of a Buy-Out Conversion Notice, this Contract may no longer be surrendered in accordance with Section 1.11.

Prudential will initiate a Buy-Out Conversion if prior to receipt by Prudential of a Surrender Notice pursuant to Section 1.11, (i) the Plan is terminated, (ii) the Plan is the subject of a judicial decree ordering the termination of the Plan in a proceeding instituted by the Pension Benefit Guaranty Corporation or (iii) the Contract-Holder notifies Prudential that it will cease to exist or cease to perform the duties of the Contract-Holder hereunder and no successor is appointed by the Employer, as Plan sponsor, with such Buy-Out Conversion to be effective as of the later of (x) the date on which the Contract-Holder ceases to exist or perform the obligations of the Contract-Holder under this Contract and (y) the satisfaction of each of the Conversion Conditions. If any of the events described in the immediately preceding sentence occurs, the Contract-Holder shall inform Prudential in writing.

The consummation of a Buy-Out Conversion is conditioned upon:

(a)    receipt of all necessary or appropriate third-party consents and approvals, including regulatory approvals, in connection with the Buy-Out Conversion have been obtained;
(b)    receipt of information concerning Covered Lives, including Deferred Covered Lives (and, if applicable, Contingent Lives and Beneficiaries), as specified in Section 1.8;
(c)    enactment of a Buy-Out Plan Amendment; and
[ *** ]

[ *** ]

Following receipt of a valid and irrevocable Buy-Out Conversion Notice and satisfaction of each of the conditions set forth above (the “Conversion Conditions”), Prudential will initiate a Buy-Out Conversion, the consummation of which shall occur by the [ *** ] day following the later of (i) the date of the Contract-Holder’s Buy-Out Conversion Notice to Prudential and (ii) the date on which each of the Conversion Conditions has been satisfied, unless otherwise mutually agreed upon by the parties.
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Upon consummation of a Buy-Out Conversion following receipt of such consents, approvals, and information, and in accordance with the timing described in this Section 1.10, each Covered Life (and, if applicable, Contingent Life) shall have the rights described in Section 1.9. Prudential shall notify Contract-Holder of such consummation. The Commingled Account will support this Contract after consummation of a Buy-Out Conversion.

[ *** ]

After consummation of the Buy-Out Conversion, Prudential will deliver group annuity certificates as described in Section 3.17. After the consummation of a Buy-Out Conversion and after receipt of information reasonably required by Prudential to enable it to make Annuity Payments now and in the future directly to Covered Lives and Deferred Covered Lives (and, if applicable, Contingent Lives and Beneficiaries) (such as information concerning addresses, bank accounts, income tax withholding, designation of Beneficiaries and Qualified Domestic Relations Orders), Prudential shall make Annuity Payments after such date directly to such Covered Lives (and, if applicable, Contingent Lives and Beneficiaries) pursuant to Provision III.

No Buy-Out Conversion hereunder shall be considered an amendment to this Contract nor shall the Annuity Exhibits be amended in connection therewith.

1.11    Termination of Contract; Surrender of Contract by Contract-Holder

If the Contract-Holder does not elect to surrender this Contract in accordance with this Section, this Contract will terminate on the date when no further amounts are payable by either party hereunder.

Prior to delivery of a Buy-Out Conversion Notice, the Contract-Holder may surrender this Contract by giving written notice (a “Surrender Notice”) to Prudential. The Surrender Notice will be deemed complete upon, and surrender of this Contract is conditioned upon, the provision by the Contract-Holder to Prudential of (1) evidence reasonably satisfactory to Prudential that (i) the Employer, as sponsor of the Plan, has decided to distribute the entire interest under the Plan of each Covered Life (and, if applicable, each Contingent Life and Beneficiary) in the form of an irrevocable commitment from a group of one or more insurers and (ii) a fiduciary of the Plan has determined that (a) there has been a material adverse change in or directly affecting Prudential between the Effective Date and the date of such determination that would cause a Buy-Out Conversion of the Contract to fail to satisfy the ERISA Requirements and (b) as a result of the occurrence and continuing impact of such material adverse change, such fiduciary has identified a group of one or more insurers, which does not include Prudential, from which the Plan will purchase irrevocable commitments with respect to the interest under the Plan of each Covered Life (and, if applicable, each Contingent Life and Beneficiary), provided that the fiduciary has the authority to cause the Plan to make such purchase and (2) a copy of a written notice by the plan administrator of the Plan to each Covered Life (and, if applicable, each Contingent Life and Beneficiary) notifying recipients that the plan administrator intends to terminate the Plan or, alternatively, to distribute to recipients their entire interest under the Plan and, in either case, identifying the insurer or insurers from whom the plan administrator intends to purchase irrevocable commitments.

Each of Prudential, the Contract-Holder and the Employer acknowledge and agree that the payment by Prudential of the Surrender Value (as defined below) following a surrender of the Contract in accordance with this Section 1.11, is intended to represent a fixed contractual obligation of Prudential under which the amounts payable to the Contract-Holder are not affected in any manner by the investment performance of the Separate Account for purposes of 29 C.F.R. §2510.3-101(h)(3).
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Upon the payment of the Surrender Value, this Contract shall terminate and all rights and obligations of the parties hereunder, including for the avoidance of doubt those of any third party beneficiaries, shall terminate; provided, however, that (i) no such termination shall relieve any party from liability for damages arising out of any breach of this Contract which occurred prior to the termination of this Contract, and (ii) Section 1.1 (Definitions), 2.3(c) (Annual Attestation), Section 2.3(d) (Compliance with Laws and Regulations), Section 2.3(e)(Review of Records), Section 2.4 (Over-reimbursements and Under-reimbursements by Prudential), Section 3.6 (Misstatements), and Provision IV will survive any such termination indefinitely. For the avoidance of doubt, upon the termination of this Contract pursuant to this Section 1.11 none of the Contract-Holder, any Covered Life, any Contingent Life or any other individual or entity will have any right to receive any Aggregate Monthly Payments or Annuity Payments thereafter or any amounts remaining in the Separate Account except for any amounts that may accrue to them by operation of the proviso in the preceding sentence.

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The following additional definitions apply to this Section.

“ERISA Requirements” means all of the applicable requirements of ERISA and applicable guidance promulgated thereunder, including Interpretive Bulletin 95-1.

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Provision IIPayment of Annuity Payments to Contract-Holder Prior to Buy-Out Conversion

2.1    General

With respect to Annuity Payments arising prior to the consummation of a Buy-Out Conversion, Prudential shall discharge its obligation to make such Annuity Payments by making payments to the Contract-Holder as provided in this Provision II. For the avoidance of doubt, Annuity Payments to be made after the consummation of a Buy-Out Conversion are governed by Provision III.

Prudential’s obligation to pay each of the Aggregate Monthly Payments as set forth in this Contract is subject to the condition precedent that the Contract-Holder has performed all of its then outstanding obligations and satisfied all of its then outstanding requirements under the applicable laws and regulations, all as specified in this Contract.

Prudential’s obligation to pay each of the Aggregate Monthly Payments as set forth in this Contract is subject to the receipt of the relevant information listed in Section 2.3.

2.2    Monthly Payment Process

On the first Business Day of each calendar month which is prior to the consummation of a Buy-Out Conversion and during which an Annuity Payment is due under this Contract, Prudential shall pay to the Contract-Holder an amount equal to the Aggregate Monthly Payment due with respect to such month, calculated using the Annuity Exhibits, as such information is updated on Prudential’s records pursuant to this Contract.

2.3    Records Reconciliation Process; Adherence to Code and ERISA

(a)Records and Data. The Contract-Holder will maintain sufficient records and data to establish that the Annuity Payments being made by Prudential are owed pursuant to this Contract.
(b)Information Exchange. At least five (5) Business Days prior to the close of each calendar month, Contract-Holder will provide to Prudential, in an electronic format acceptable to Prudential:
(A) the amount of the Aggregate Monthly Payment to be paid by Prudential for the upcoming calendar month for any Covered Life, Contingent Life, or Beneficiary; and
(B) a listing of Annuity Payments due to each Covered Life, Contingent Life, or Beneficiary for the upcoming calendar month and the applicable Covered Life, Contingent Life or Beneficiary to whom such Annuity Payment is due;
(C) a listing of the following changes in the status of any Covered Life, Contingent Life or Beneficiary (the “Change in Status Report”) occurring since the immediately preceding Change in Status Report (or a statement in writing that no change has occurred since the last such report):
1.Death of a Covered Life actually reported to the Plan or its administrator;
2.Death of a Contingent Life or Beneficiary actually reported to the Plan or its administrator;
3.Annuity Payments previously due to a Covered Life, Contingent Life, or Beneficiary and not yet paid by Prudential;
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4.Payments previously made by Prudential in respect of a Covered Life, Contingent Life, or Beneficiary that were not owed as Annuity Payments;
5.Adjustment of Annuity Payments in respect of a Covered Life due to a Qualified Domestic Relations Order; and
6.Commencement of Annuity Payments in respect of a Deferred Covered Life. [ *** ]
together with such additional information reasonably requested by Prudential within seven (7) Business Days after receipt of the prior Change in Status Report.
(c)Annual Attestation. Within ninety (90) Business Days after the close of each calendar year, an authorized officer of Contract-Holder will attest that to the best of such officer’s knowledge:
(i)The amount paid by Prudential during the prior calendar year equals the amount of Annuity Payments owed by Prudential for such period under this Contract;
(ii)All current information concerning each Covered Life, Contingent Life and Beneficiary, including any change in status (e.g. deaths), was reported to Prudential on a timely basis during the calendar year;
(iii)The Contract-Holder’s records are in agreement with Prudential’s records provided to the Contract-Holder as specified below;
(iv)The Contract-Holder continues to administer the Plan in substantial compliance with the requirements of the Code and ERISA applicable to plan participants in an employee benefit plan.
Prudential will send its payment records of the Covered Lives, Contingent Lives, and Beneficiaries, and the Annuity Payment amounts, to the Contract-Holder within 30 days after the end of the calendar year.
(d)Compliance with Laws and Regulations. The Contract-Holder will satisfy all of the requirements of applicable laws and regulations (including but not limited to the Code and ERISA) with respect to the Plan’s payments to Covered Lives, Contingent Lives, and Beneficiaries. These requirements include, but are not limited to, the following: processing state inheritance tax waivers or notifications, as necessary; filing and issuing appropriate tax information forms; qualifying domestic relations orders; and withholding, reporting and transmitting federal, state and local income taxes, and paying any interest due by the Plan to Covered Lives, Contingent Lives, or Beneficiaries as a result of late payment. Prudential disclaims any responsibility for the Plan’s compliance with the Code, ERISA or any applicable law or regulation.
(e)Review of Records. Upon reasonable advance notice, Prudential or its auditors or other consultants shall be permitted to periodically review and verify the records maintained by the Plan in connection with Covered Lives, Contingent Lives, and Beneficiaries.

2.4    Over-reimbursements and Under-reimbursements by Prudential

(a)If Prudential determines at any time that the amount of any prior Aggregate Monthly Payment paid by it to the Contract-Holder exceeded the Aggregate Monthly Payment actually due under this Contract, the Contract-Holder shall pay such excess amount to Prudential, provided, however, that the Contract-Holder shall have no obligation to make such additional payment to the extent the overpayment:
(i)is not the result of the Contract-Holder’s failure to fulfill its obligations under Section 2.3(b); and
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(ii)was caused by the inaccurate records kept by Prudential; and
(iii)occurred in respect of a month prior to (x) the last month of a calendar year for which an annual attestation was completed in accordance with Section 2.3(c) and (y) the month two (2) years before such determination, whichever is later.
If the Contract-Holder is obligated to pay such excess amount to Prudential, Prudential may subtract such excess amount from any future payment otherwise due to the Contract-Holder, provided that, on request of Prudential, the Contract-Holder shall pay all or part of such excess to the extent that there is no future payment otherwise due or such excess exceeds the future payment. Prudential will correct its records so that future calculations of the Aggregate Monthly Payment are accurate.
(b)If Prudential determines at any time that the amount of any prior Aggregate Monthly Payment paid by it to the Contract-Holder was less than the Aggregate Monthly Payment actually due under this Contract for such month, Prudential shall pay such additional amount to Contract-Holder; provided, however, that Prudential shall have no obligation to make such additional payment to the extent the underpayment:
(i)was caused by the inaccurate records kept by or on behalf of the Plan or Contract-Holder/Employer, and
(ii)occurred in respect of a month prior to the later of (x) the last month of a calendar year for which an annual attestation was completed in accordance with Section 2.3(c) and (y) the month two (2) years before such determination. Amounts owed by Prudential under this clause (b) shall be reduced by amounts owed to Prudential under clause (a) above. Prudential will correct its records so that future calculations of the Aggregate Monthly Payment are accurate.
(c)The obligation of the parties under this Section 2.4 is not increased or reduced by the ability of the Contract-Holder, Plan or Employer, or any entity acting on behalf of such entity, to recoup any overpayment from the related Covered Life, Contingent Life, or Beneficiary, or by the amount of any interest or other costs incurred by the Contract-Holder, Plan, Employer or such other entity in connection with any under or overpayment to a Covered Life, Contingent Life, or Beneficiary.
2.5    Concerning Beneficiaries

A Covered Life may designate and re-designate a Beneficiary from time to time in such manner specified by the Contract-Holder/Employer and in accordance with the Plan, and the Contract-Holder or the Plan shall be responsible for maintaining such records. In connection with a Buy-Out Conversion, upon request from Prudential, the Contract-Holder will give Prudential a copy of such records.

2.6    Concerning Qualified Domestic Relations Orders

The Contract-Holder will be responsible for qualifying any domestic relations order (as defined in subsection 414(p) of the Code which would result in an adjustment to Annuity Payments otherwise payable in respect of a Covered Life and in respect of an alternate payee. Any such adjustment shall split the Annuity Payments between those payable in respect of the Covered Life and those payable in respect of an alternate payee. Otherwise, the Annuity Payment will continue to be payable as set forth in accordance with this Provision II before the Annuity Payment was adjusted. No adjustment to Annuity Payments otherwise payable in respect of a Covered Life or payments or in respect of an alternate payee that result in payment obligations based on the alternate payee’s lifetime will become payable, unless so approved by Prudential. Any such Annuity Payment adjustment will take effect when entered upon Prudential’s records.
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In connection with the consummation of a Buy-Out Conversion, the Contract-Holder will cooperate with Prudential to provide any reasonably necessary or otherwise requested information in connection with any Qualified Domestic Relations Orders in effect with respect to Covered Lives subject to such Buy-Out Conversion. After consummation of any Buy-Out Conversion, Prudential will determine the qualification of any domestic relations order (as defined in Section 414(p) of the Code) in accordance with Section 3.15 for each applicable Covered Life.

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Provision III Payment Terms and Conditions for Forms of Annuities

3.1    Covered Lives, Contingent Lives, and Beneficiaries

The amount owed by Prudential under this Contract in respect of each Covered Life (and, if applicable, Contingent Life and Beneficiary) will be determined by Prudential in accordance with the terms of this Provision III.

Prudential will apply the terms of this Provision III using the information contained in the Annuity Exhibits with respect to such Covered Life, Contingent Life, and Beneficiary as such information is updated or corrected pursuant to this Contract. Capitalized terms used but not defined in Section 1.1 have the meanings assigned in this Provision III.

3.2    Definitions

The following definitions apply to Section 3.3.

“Annuity Forms” means in respect of a Covered Life, one of the types of annuities having such payment terms as are specified in Section 3.3.

3.3    Annuity Forms

(a)The Annuity Forms are as follows:

(i)    “Life Annuity” means the following for each Covered Life identified in the Annuity Exhibits as receiving a distribution of a “Life” Annuity Form.

Prudential does not owe any payments to anyone under this Annuity Form if the Covered Life has died before the Annuity Commencement Date.

During the Covered Life’s lifetime, Prudential will make monthly payments to the Covered Life equal to the Covered Life Amount. Prudential owes the first monthly payment on the Annuity Commencement Date. Prudential will pay subsequent monthly payments on the first day of each month. Prudential’s last monthly payment to the Covered Life will be on the first day of the month in which the Covered Life dies.

(ii)    “Life with Period Certain Annuity” means the following for each Covered Life identified in the Annuity Exhibits as receiving a distribution of a “Life with Period Certain” Annuity Form.

During the Covered Life’s lifetime, Prudential will make monthly payments to the Covered Life equal to the Covered Life Amount. Prudential owes the first monthly payment on the Annuity Commencement Date. Prudential will pay subsequent monthly payments on the first day of each month. Prudential’s last monthly payment to the Covered Life will be on the first day of the month in which the Covered Life dies.

After the Covered Life dies, Prudential will compare the number of monthly payments Prudential made in respect of the Covered Life on and after the Annuity Commencement Date to the Guaranteed Number of Payments. If the number of monthly payments is less than such guaranteed number, Prudential will pay the Covered Life Amount each month to the designated
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Beneficiary. These payments will stop when the total number of payments in respect of the Covered Life, plus the number of payments to the Beneficiary, equals the Guaranteed Number of Payments.

(iii)    “Joint and Survivor Life Annuity” means the following for each Covered Life identified in the Annuity Exhibits as receiving a distribution of a “Joint and Survivor Life” Annuity Form.

During the Covered Life’s lifetime, Prudential will make monthly payments to the Covered Life equal to the Covered Life Amount. Prudential owes the first monthly payment on the Annuity Commencement Date. Prudential will pay subsequent monthly payments on the first day of each month. Prudential’s last monthly payment to the Covered Life will be on the first day of the month in which the Covered Life dies.

After the Covered Life dies, Prudential may owe additional monthly payments. Prudential will owe additional monthly payments if the Contingent Life is alive when the Covered Life dies. Prudential will pay the first payment on the first day of the month following the Covered Life’s death. Prudential will pay subsequent monthly payments on the first day of each month. Prudential will pay the last payment on the first day of the month in which such Contingent Life dies. The amount of the payments will equal the Contingent Life Amount.

(iv)    “Joint and Survivor Life Annuity with Pop Up” means the following for each Covered Life identified in the Annuity Exhibits as receiving a distribution of a “Joint and Survivor Life Annuity with Pop Up” Annuity Form.

During the Covered Life’s lifetime, Prudential will make monthly payments to the Covered Life equal to the Covered Life Amount. Prudential owes the first monthly payment on the Annuity Commencement Date. Prudential will pay subsequent monthly payments on the first day of each month. Prudential’s last monthly payment to the Covered Life will be on the first day of the month in which the Covered Life dies.

If the Contingent Life dies before the Covered Life and within 60 months following the Immediate Covered Life’s Original Retirement Date (or Deferred Covered Life’s Annuity Commencement Date) , Prudential will make monthly Annuity Payments to the Covered Life equal to the sum of the Covered Life Amount and the Pop Up Amount starting on the first day of the month following the later of (a) the Effective Date and (b) the Contingent Life’s date of death. Prudential will make subsequent payments on the first day of each month. Prudential’s last payment to the Covered Life will be on the first day of the month in which the Covered Life dies.

(v) “Period Certain Annuity” means the following for each Covered Life identified in the Annuity Exhibits as receiving a distribution of a “Period Certain” Annuity Form.

Prudential will make monthly payments to the Covered Life equal to the Covered Life Amount. Prudential owes the first monthly payment on the Annuity Commencement Date. Prudential will pay subsequent monthly payments on the first day of each month. The total number of monthly payments will equal the Guaranteed Number of Payments. Once such Guaranteed Number of Payments has been paid, no further payments are due.

After the Covered Life dies, Prudential will compare the number of monthly payments Prudential made in respect of the Covered Life on and after the Annuity Commencement Date to the Guaranteed Number of Payments. If the number of monthly payments is less than such
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guaranteed number, Prudential will pay the “present value” (as such term is defined in Section 3.14) of the remaining guaranteed payments to the Covered Life’s estate.

(vi)    “Temporary Annuity” means the following for each Covered Life identified in the Annuity Exhibits as receiving a distribution of a “Temporary” Annuity Form.

Prudential does not owe any payments to anyone under this Annuity Form if the Covered Life has died before the Annuity Commencement Date.

During the Covered Life’s lifetime, Prudential will make monthly payments to the Covered Life equal to the Covered Life Amount. Prudential owes the first monthly payment on the Annuity Commencement Date, if the Covered Life is living. Prudential will pay subsequent monthly payments on the first day of each month. Payments will end with the monthly payment payable on the earlier of the Temporary Annuity Expiry Date and the first day of the month in which the Covered Life dies.

(vii) “Temporary with Period Certain Annuity” means the following for each Covered Life identified in the Annuity Exhibits as receiving a distribution of a “Temporary with Period Certain” Annuity Form.

During the Covered Life’s lifetime, Prudential will make monthly payments to the Covered Life equal to the Covered Life Amount. Prudential owes the first monthly payment on the Annuity Commencement Date, if the Covered Life is living. Prudential will pay subsequent monthly payments on the first day of each month. Payments will end with the monthly payment payable on the earlier of the Temporary Annuity Expiry Date and the first day of the month in which the Covered Life dies.

If the Covered Life dies prior to the Temporary Annuity Expiry Date, Prudential will compare the number of monthly payments Prudential made in respect of the Covered Life on and after the Annuity Commencement Date to the Guaranteed Number of Payments. If the number of monthly payments is less than such guaranteed number, Prudential will pay the Covered Life Amount each month to the designated Beneficiary. These payments will stop on the earlier of (i) the date when the total number of payments made in respect of the Covered Life, plus the number of payments to the Beneficiary, equals the Guaranteed Number of Payments and (ii) the Temporary Annuity Expiry Date.

(viii) “Life Annuity with Deferred Cash Refund” means the following for each Deferred Covered Life under Sub-Plan SAL.

Subject to the terms of Section 3.4, a Deferred Covered Life under Sub-Plan SAL who incurs a Separation From Service prior to his or her unchanged Annuity Commencement Date may change the Life Annuity Form specified on the Annuity Exhibits to a Life Annuity with Deferred Cash Refund, provided such change request is received within six (6) months after his or her Separation From Service. If the Deferred Covered Life elects this Annuity Form and does not revoke his or her election prior to commencing Annuity Payments in accordance with the last paragraph of this Section 3.3(a)(viii), the Covered Life will be required to commence Annuity Payments on his or her unchanged Annuity Commencement Date. Such Deferred Covered Life may not elect an Earlier Annuity Commencement Date as described in Section 3.7 or Later Annuity Commencement Date as described in Section 3.8.

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During the Covered Life’s lifetime, Prudential will make monthly payments to the Covered Life equal to the Covered Life Amount multiplied by the appropriate conversion factor determined from the Tables of this Contract. Prudential owes the first monthly payment on the unchanged Annuity Commencement Date. Prudential will pay subsequent monthly payments on the first day of each month.

If the Deferred Covered Life dies on or after his or her unchanged Annuity Commencement Date and did not previously revoke his or her election in accordance with the last paragraph of this Section 3.3(a)(viii), Prudential will compare the total Annuity Payments made to the Covered Life on or after the Annuity Commencement Date to the Initial Death Benefit, as determined from the Tables of this Contract. If such total Annuity Payments are less than the Initial Death Benefit, Prudential will pay the difference in a lump sum payment to the Beneficiary.

If the Deferred Covered Life dies prior to his or her unchanged Annuity Commencement and did not previously revoke his or her election in accordance with the last paragraph of this Section 3.3(a)(viii), Prudential will pay a pre-retirement death benefit equal to the Initial Death Benefit, as determined from the Tables of this Contract. The Initial Death Benefit will apply in lieu of any Pre-Retirement Survivor Annuity described in Section 3.9.

A Deferred Covered Life who elects the Life Annuity with Deferred Cash Refund may revoke his or her election prior to his or her unchanged Annuity Commencement Date by providing written direction on a form acceptable to Prudential, subject to the following conditions:
•After the election is revoked, the remaining terms of Provision III will determine the Deferred Covered Life’s Annuity Form and amount of Annuity Payments.
•The Covered Life Amount shown on the Annuity Exhibits with respect to such Deferred Covered Life will be reduced in accordance with the Tables of this Contract for the period of time that pre-retirement death benefit coverage was in effect, before applying any additional conversion factor for any change in Annuity Form or Annuity Commencement Date.

(b)The following applies to Disabled Immediate Covered Lives (or eligible Deferred Covered Lives) only:

Contract Section 3.3 (b) (i) and the Annuity Exhibits denote Immediate Covered Lives who are disabled as of the Effective Date. Additionally, Section 3.3 (b) (ii) denotes Deferred Covered Lives who may become eligible for a disability benefit after the Effective Date.

Eligibility for disability is as follows:

A Deferred Covered Life will be eligible for a disability benefit if he or she (i) becomes totally and permanently disabled under the Federal Social Security Act (or partially disabled as described below for Sub-Plan SAL) and (ii) meets the specific eligibility conditions for his or her respective Sub-Plan as described below. The disability benefit will commence on the Disability Commencement Date.

If a Covered Life is no longer considered totally and permanently disabled under the Federal Social Security Act (or partially disabled as described below for Sub-Plan SAL), any disability benefits payable under this Contract will end on the first day of the month in which such Covered Life ceases to meet such standards for disability status.

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Sub-Plan	Eligibility Condition(s):
A, or B	A Deferred Covered Life must have five Years of Service with the Employer and must be actively employed or within three years of his or her Separation From Service at time of disability.
C	A Deferred Covered Life must have ten Years of Service with the Employer and must be actively employed at time of disability
SAL (total disability)	A Deferred Covered Life must have ten Years of Service with the Employer and must be actively employed at time of disability.
SAL (partial disability)	A Deferred Covered Life must be age 55 or older, have ten Years of Service with the Employer and must be actively employed at time of disability. Partial disability is defined as a Deferred Covered Life who is unable to do his or her regular job or any other job the Employer could offer for which the Deferred Covered Life would be qualified by training, education or experience. The Deferred Covered Life must submit evidence including medical reports or a statement of disability from his or her doctor.
(i)Temporary Annuity with Re-election after Temporary Annuity Expiry Date for Disabled Immediate Covered Lives.

•“Temporary Annuity with Re-election” means the following for each Covered Life identified in the Annuity Exhibits as receiving a distribution of a “Temporary Annuity with Re-election” Annuity Form.

During the Covered Life’s lifetime, Prudential will make monthly payments to the Covered Life equal to the Covered Life Amount. Prudential owes the first monthly payment on the Annuity Commencement Date. Prudential will pay subsequent monthly payments on the first day of each month. Payments will end with the monthly payment payable on the earlier of the Temporary Annuity Expiry Date and the first day of the month in which the Covered Life dies, unless a surviving Spouse is entitled to a Pre-Retirement Survivor Annuity in accordance with Section 3.3 (b) (iii).

•“Temporary Joint and Survivor Annuity with Re-election” means the following for each Covered Life identified in the Annuity Exhibits as receiving a distribution of a “Temporary Joint and Survivor with Re-election” Annuity Form.

During the Covered Life’s lifetime, Prudential will make monthly payments to the Covered Life equal to the Covered Life Amount. Prudential owes the first monthly payment on the Annuity Commencement Date. Prudential will pay subsequent monthly payments on the first day of each month. Payments will end on the earlier of (a) the Temporary Annuity Expiry Date and (b) the first day of the month in which the Covered Life dies.

If the Covered Life (a) is married, as defined in Section 3.3 (b) (iii), to the Contingent Life on his or her date of death and (b) dies prior to the first day of the month immediately following the Temporary Annuity Expiry Date, the Contingent Life (Spouse) is entitled to the Pre-Retirement Survivor Annuity determined in Section 3.3 (b) (iii).

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If the Covered Life (a) is not married, as defined in Section 3.3 (b) (iii), to the Contingent Life on his or her date of death and (b) dies prior to the first day of the month immediately following the Temporary Annuity Expiry Date, Prudential will owe additional monthly payments to the Contingent Life equal to the Contingent Life Amount. Prudential will pay the first payment on the first day of the month following the Covered Life’s death. Payments will end on the earlier of (a) the Temporary Annuity Expiry Date and (b) the first day of the month in which the Contingent Life dies. In addition, if such Covered Life is married, as defined in Section 3.3 (b) (iii), to a surviving Spouse on his or her date of death, the surviving Spouse will be entitled to the Pre-Retirement Survivor Annuity as determined in Section 3.3 (b) (iii).

•“Temporary Joint and Survivor Annuity with Pop Up and Re-election” means the following for each Covered Life identified in the Annuity Exhibits as receiving a distribution of a “Temporary Joint and Survivor Annuity with Pop Up and Re-election” Annuity Form.

During the Covered Life’s lifetime, Prudential will make monthly payments to the Covered Life equal to the Covered Life Amount. Prudential will make the first monthly payment on the Annuity Commencement Date. Prudential will pay subsequent monthly payments on the first day of each month. Payments will end on the earlier of (a) the Temporary Annuity Expiry Date and (b) the first day of the month in which the Covered Life dies.

If the Contingent Life dies before the Covered Life and within 60 months following the Immediate Covered Life’s Original Retirement Date, Prudential will make monthly Annuity Payments to the Covered Life equal to the sum of the Covered Life Amount and the Pop Up Amount starting on the first day of the month following the later of (a) the Effective Date and (b) the Contingent Life’s date of death. Prudential will make subsequent payments on the first day of each month. Payments will end on the earlier of (a) the Temporary Annuity Expiry Date and (b) the first day of the month in which the Covered Life dies.

If the Covered Life (a) is married, as defined in Section 3.3 (b) (iii), to the Contingent Life on his or her date of death and (b) dies prior to the first day of the month immediately following the Temporary Annuity Expiry Date, the Contingent Life (Spouse) is entitled to the Pre-Retirement Survivor Annuity determined in Section 3.3 (b) (iii).

If the Covered Life (a) is not married, as defined in Section 3.3 (b) (iii), to the Contingent Life on his or her death and (b) dies prior to the first day of the month immediately following the Temporary Annuity Expiry Date, Prudential will owe additional monthly payments to the Contingent Life equal to the Contingent Life Amount. Prudential will pay the first payment on the first day of the month following the Covered Life’s death. Payments will end on the earlier of (a) the Temporary Annuity Expiry Date and (b) the first day of the month in which the Contingent Life dies. In addition, if such Covered Life is married, as defined in Section 3.3 (b) (iii), to a surviving Spouse on his or her date of death, the surviving Spouse will be entitled to the Pre-Retirement Survivor Annuity as determined in Section 3.3 (b) (iii).

(ii)Temporary Annuity with Re-election after Temporary Annuity Expiry Date for Deferred Covered Lives who become eligible for a disability benefit after the Effective Date.

A Deferred Covered Life who becomes eligible for a disability benefit after the Effective Date will receive payments under one of the following Annuity Forms on the Disability Commencement Date: a Temporary Annuity (Sub-Plan C or SAL only), a Temporary Joint and Survivor Annuity (Sub-Plan C or SAL only), Temporary Joint and Survivor Annuity with Pop
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Up (Sub-Plan A or B only) or a Temporary with Period Certain Annuity (Sub-Plan A or B only).

A disabled Covered Life may select an Annuity Form based on his or her Sub-Plan, as described below, by submitting a request to Prudential. All change requests shall be subject to Prudential’s timely receipt of a valid election in a method acceptable to Prudential containing all the information Prudential deems necessary for the change Any such change will be governed by this Section and will take effect on the Covered Life’s commencement date and thereafter will have the same force and effect as if included on the Annuity Exhibits on the Effective Date.

The disclosure and spousal consent requirements of Section 417 of the Code in effect from time to time will apply to a change in Annuity Form. Any change in Annuity Form will apply to payments payable on and after the Annuity Commencement Date.

•“Temporary Annuity with Re-election” means the following for each Deferred Covered Life who becomes disabled after the Effective Date.

During the Deferred Covered Life’s lifetime, Prudential will make monthly payments to the Deferred Covered Life equal to the Covered Life Amount. Prudential owes the first monthly payment on the Disability Commencement Date. Prudential will pay subsequent monthly payments on the first day of each month. Payments will end with the monthly payment payable on the earlier of the Temporary Annuity Expiry Date and the first day of the month in which the Deferred Covered Life dies, unless a surviving Spouse is entitled to a Pre-Retirement Survivor Annuity in accordance with Section 3.3 (b) (iii).

•“Temporary with Period Certain Annuity and Re-election” means the following for each Deferred Covered Life who becomes disabled after the Effective Date.

During the Deferred Covered Life’s lifetime, Prudential will make monthly payments to the Covered Life equal to the Covered Life Amount. Prudential owes the first monthly payment on the Disability Commencement Date, if the Covered Life is living. Prudential will pay subsequent monthly payments on the first day of each month. Payments will end with the monthly payment payable on the earlier of the Temporary Annuity Expiry Date and the first day of the month in which the Deferred Covered Life dies. If the Deferred Covered Life dies prior to the Temporary Annuity Expiry Date, Prudential will compare the number of monthly payments Prudential made in respect of the Deferred Covered Life on and after the Disability Commencement Date to the Guaranteed Number of Payments (60). If the number of monthly payments is less than such guaranteed number, Prudential will pay the Covered Life Amount each month to the designated Beneficiary. These payments will stop when the total number of payments in respect of the Deferred Covered Life, plus the number of payments to the Beneficiary, equals the Guaranteed Number of Payments provided, however, if such Deferred Covered Life is married, as defined in Section 3.3 (b) (iii), on his or her date of death, the Guaranteed Number of Payments is disregarded and the Spouse, if living, will receive a Pre-Retirement Survivor Annuity in accordance with Section 3.3. (b) (iii).

•“Temporary Joint and Survivor Annuity with Re-election” means the Annuity Form described in Section 3.3 (b) (i), subject to the following with respect to a Deferred Covered Life: (a) the Annuity Form is available with continuation percentages equal to 50%, 75% or 100%, (b) the amount of the Deferred Covered Life’s Annuity Payment after the change will be equal to Covered Life Amount multiplied by the appropriate Joint and Survivor Life Annuity factor determined from the Tables of this Contract, with no reduction for an earlier commencement,
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(c) the Contingent Life will be the Deferred Covered Life’s Spouse on the Disability Commencement Date and (d) the Contingent Life Amount payable to the Spouse after the Deferred Covered Life’s death will be equal to the amount of the Annuity Payment payable to the Deferred Covered Life’s multiplied by the applicable continuation percentage based on the Annuity Form elected. .

•“Temporary Joint and Survivor Annuity with Pop Up and Re-election” means the Annuity Form described in Section 3.3 (b) (i) subject to the following with respect to a Deferred Covered Life: (a) the Annuity Form is available with continuation percentages equal to 50%, 75% or 100%, (b) the amount of the Deferred Covered Life’s Annuity Payment after the change will be equal to Covered Life Amount multiplied by the appropriate Joint and Survivor Life Annuity factor determined from the Tables of this Contract, with no reduction for an earlier commencement, and (c) the Contingent Life Amount payable after the Deferred Covered Life’s death will be equal to the amount of the Annuity Payment payable to the Deferred Covered Life’s multiplied by the applicable continuation percentage based on the Annuity Form elected.

(iii)Pre-Retirement Survivor Annuity for Disabled Immediate Covered Lives (and eligible Deferred Covered Lives)

If a Disabled Immediate Covered Life (or a Deferred Covered Life who becomes eligible for a disability benefit after the Effective Date) dies before the first day of the month immediately following his or her Temporary Annuity Expiry Date and has a surviving Spouse on the Covered Life’s date of death, the Annuity Payment payable to the Spouse beginning on the first of the month following the Covered Life’s date of death will be determined as described in the chart below. The payment terms for these Annuity Forms are described in this Section 3.3(b) (iii). For a Covered Life with a Sub-Plan of SAL or C, he or she must have a surviving Spouse to whom he or she had been married for the one-year period ending on the date of the Covered Life’s death.
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Sub-Plan	Annuity Payment Determination
A or B
The greater of:
(1)The Contingent Life Amount (if any) otherwise payable to the Spouse under the Joint and Survivor Annuity Form in effect for the Covered Life or
(2)The survivor portion of 100% Joint and Survivor Life Annuity, calculated as of the first of the month following the Covered Life’s date of death.

SAL (total disability) or SAL (partial disability)
The greatest of:
(1)The Contingent Life Amount otherwise payable to the Spouse under the Joint and Survivor Annuity Form in effect for the Covered Life,
(2)30% of the Age 65 Benefit Amount shown on the Annuity Exhibits; or
(3)The survivor portion of 50% Joint and Survivor Life Annuity, calculated as of the first of the month following the Covered Life’s date of death.

C
The greater of:
(1)The Contingent Life Amount (if any) otherwise payable to the Spouse under the Joint and Survivor Annuity Form in effect for the Covered Life, or
(2)The survivor portion of 50% Joint and Survivor Life Annuity, calculated as of the first of the month following the Covered Life’s date of death.

The amount of the Annuity Payment under a Joint and Survivor Life Annuity described above will be determined in accordance with Section 3.5 (Change in Annuity Form) and Section 3.7 (Earlier Annuity Commencement Date); provided that, with respect to a Disabled Immediate Covered Life, the Age 65 Benefit Amount will be used in the determination of such amount instead of the Covered Life Amount on the Annuity Exhibits.

(iv)Re-election after Temporary Annuity Expiry Date for Disabled Immediate Covered Lives and Deferred Covered Lives who become eligible for a disability benefit after the Effective Date

If the disabled Covered Life is still living on the first day of the month immediately following his or her Temporary Annuity Expiry Date, the Covered Life will be entitled to the Annuity Form described below, based on his or her Sub-Plan :

Sub-Plan	Married Covered Lives	Unmarried Covered Lives
A or B	50% Joint and Survivor Life Annuity with Pop Up	Life with Period Certain Annuity with 60 Guaranteed Number of Payments
C or SAL	50% Joint and Survivor Life Annuity	Life Annuity

The amount of the Annuity Payment will be determined as follows:
•If the Covered Life is unmarried, the amount of the Annuity Payment will equal (i) with respect to Disabled Immediate Covered Lives, the Age 65 Benefit Amount shown in the
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Annuity Exhibits and (ii) with respect to Deferred Covered Lives, the Covered Life Amount.
•If the Covered Life is married, the amount of the Annuity Payment will equal the Age 65 Benefit Amount (with respect to Disabled Immediate Covered Lives) or Covered Life Amount (with respect to Deferred Covered Lives) multiplied by the appropriate Joint and Survivor Life Annuity factor determined from the Tables of this Contract.

A disabled Covered Life may select an optional Annuity Form based on his or her Sub-Plan, as described below, by submitting a request to Prudential. All change requests shall be subject to Prudential’s timely receipt of a valid election in a method acceptable to Prudential containing all the information Prudential deems necessary for the change Any such change will be governed by this Section and will take effect on the Covered Life’s commencement date and thereafter will have the same force and effect as if included on the Annuity Exhibits on the Effective Date.

The disclosure and spousal consent requirements of Section 417 of the Code in effect from time to time will apply to a change in Annuity Form. Any change in Annuity Form will apply to payments payable on and after the Annuity Commencement Date.

Sub-Plan	Optional Annuity Forms
A or B
Life with Period Certain Annuity with Guaranteed Number of Payments equal to 60

Joint and Survivor Life Annuity (50%, 75%, 100%) with Pop Up. Pop Up only occurs if the Contingent Life dies before the Covered Life and within 60 months following the Covered Life’s commencement date)

C	Life Annuity Life with Period Certain Annuity with Guaranteed Number of Payments equal to 120 Joint and Survivor Life Annuity (50%, 75% or 100%); Contingent Life must be the Spouse
SAL	Life Annuity Life with Period Certain Annuity with Guaranteed Number of Payments equal to 60 or 120 Joint and Survivor Life Annuity (50%, 75% or 100%); Contingent Life must be the Spouse

The Amount of the Covered Life’s Annuity Payment after a change to an optional Annuity Form will equal the Age 65 Benefit Amount (with respect to Disabled Immediate Covered Lives) or Covered Life Amount (with respect to Deferred Covered Lives) multiplied by the appropriate factor determined from the Tables of this Contract. The amount of the Contingent Life’s Annuity Payment under any Joint and Survivor Annuity form will be equal to the amount of the Covered Life’s Annuity Payment multiplied by the applicable continuation percentage.

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3.4    Annuity Change Procedure/Conditions

Subject to the terms of this Provision III, each Deferred Covered Life, if alive on the Annuity Commencement Date, (a) is entitled to receive Annuity Payments in the Annuity Form and Covered Life Amount shown on the Annuity Exhibits and (b) may submit a request to change his or her Annuity Form or Annuity Commencement Date by notifying Prudential. All change requests shall be subject to Prudential’s timely receipt of valid election in a method acceptable to Prudential containing all the information Prudential deems necessary for the change. For changes other than a change made due to a later Annuity Commencement Date and the Life Annuity with Deferred Cash Refund, such requests must be received at Prudential’s Office at least 30 days before the applicable Annuity Commencement Date. Any such change will take effect when entered upon Prudential's records and thereafter will have the same force and effect as if included in the Annuity Exhibits on the Effective Date.

The disclosure and spousal consent requirements of Section 417 of the Code as in effect from time to time will apply to a change in Annuity Form. Any change in Annuity Form will apply to payments payable on and after the Annuity Commencement Date.

With respect to the Life Annuity with Deferred Cash Refund Annuity Form described in Section 3.3(a)(viii), the initial change request must be received within six (6) months after the Deferred Covered Life’s Separation From Service, subject to Prudential’s timely receipt of valid election in a method acceptable to Prudential containing all the information Prudential deems necessary for the change, including, but not limited to, the disclosure and spousal consent requirements of Section 417 of the Code as in effect from time to time. In the event the initial election of the Life Annuity with Deferred Cash Refund does not occur within the 180-day election period prior to the Deferred Covered Life’s unchanged Annuity Commencement Date, the Deferred Covered Life will be required to submit an additional election within the 180-day election period prior to his or her unchanged Annuity Commencement Date in accordance with the disclosure and spousal consent requirements of Section 417 of the Code as in effect from time to time.

3.5    Change in Annuity Form

A Deferred Covered Life who has a Spouse on his or her Annuity Commencement Date will, unless he or she specifically elects otherwise in accordance with Section 3.4, have the Annuity Form specified on the Annuity Exhibits changed to a 50% Joint and Survivor Life Annuity with Pop Up for Sub-Plans A and B or 50% Joint and Survivor Life Annuity for Sub-Plans C and SAL, beginning on the Deferred Covered Life’s Annuity Commencement Date. The amount of the Deferred Covered Life’s Annuity Payment after the change will be equal to the amount of the Annuity Payment otherwise payable multiplied by the appropriate factor determined from the Tables of this Contract. Prudential will make the first monthly payment to the Deferred Covered Life on the Annuity Commencement Date. Prudential will pay subsequent payments to the Deferred Covered Life on the first day of each month. Prudential’s last payment to the Deferred Covered Life will be on the first day of the month in which the Deferred Covered Life dies.

After the death of the Deferred Covered Life, Prudential will make additional monthly payments to the Spouse if the Spouse is alive when the Deferred Covered Life dies. Prudential will make the first monthly payment to the Spouse on the first day of the month following the month in which the Deferred Covered Life dies. Prudential will pay subsequent payments to the Spouse on the first day of each month. Prudential’s last payment to the Spouse will be on the first day of the month in which such Spouse dies. The amount of the Annuity Payment payable to the Spouse after the Deferred Covered Life’s death will be equal to the amount of the Annuity Payment payable to the Deferred Covered Life’s multiplied by 50%.
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For Sub-Plans A and B, if the Spouse dies before the Deferred Covered Life and within 60 months following the Deferred Covered Life’s Annuity Commencement Date, Prudential will increase the Annuity Payments to the Deferred Covered Life by the Pop Up Amount (as determined at the commencement date) starting on the first day of the month following the Contingent Life’s death. Prudential will make subsequent payments on the first day of each month. Prudential’s last payment to the Deferred Covered Life will be on the first day of the month in which the Deferred Covered Life dies.

Subject to the terms of Section 3.4, a Deferred Covered Life may, before his or her Annuity Commencement Date, change the Annuity Form specified on the Annuity Exhibits (Life Annuity with respect to Sub-Plans C and SAL; Life with Period Certain Annuity with 60 Guaranteed Number of Payments with respect to Sub-Plans A and B) to one of the following Annuity Forms. The changed Annuity Form will apply to payments payable on and after the Deferred Covered Life’s Annuity Commencement Date.

Sub-Plan	Annuity Form
A or B
Joint and Survivor Life Annuity with Pop Up with a continuation percentage to the designated Contingent Life equal to 50%, 75%, or 100%

Level Income Life with Period Certain Annuity with Guaranteed Number of Payments equal to 60

C
Life with Period Certain Annuity with Guaranteed Number of Payments equal to 120

Joint and Survivor Life Annuity with a continuation percentage to the designated Contingent Life equal to 50%, 75%, or 100%; Contingent Life must be the Spouse

SAL
Life with Period Certain Annuity with Guaranteed Number of Payments equal to 60 or 120

Joint and Survivor Life Annuity with a continuation percentage to the designated Contingent Life equal to 50%, 75%, or 100%; Contingent Life must be the Spouse

Level Income Life Annuity

Life Annuity with Deferred Cash Refund

The amount of the Deferred Covered Life’s Annuity Payment after the change of Annuity Form will be equal to the amount of Annuity Payment otherwise payable multiplied by the appropriate factor determined from the Tables of this Contract. The amount of Annuity Payment payable to the Contingent Life after the Deferred Covered Life’s death will be equal to the amount of the Annuity Payment payable to the Deferred Covered Life multiplied by the applicable continuation percentage. The payment terms for these Annuity Forms are described in Section 3.3; provided that the Contingent Life will be the person designated by the Deferred Covered Life and the Contingent Life Amount will be equal to the amount payable to the designated Contingent Life as determined in accordance with this Section.

The Level Income options described above will be computed as follows:

On and after his or her Annuity Commencement Date but before attainment of his or her Social Security normal retirement age, the amount of the Annuity Payment payable will be equal to A + (B * C) where:

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A = the Covered Life Amount, with such amount adjusted for an earlier Annuity Commencement Date in accordance with Section 3.7 or later Annuity Commencement Date in accordance with Section 3.8, as applicable, and
B = the estimated Primary Insurance Amount that the Deferred Covered Life would receive upon attainment of the Social Security normal retirement age, and
C = the appropriate factor for a Level Income Annuity determined from the Tables of this Contract.

On and after the Deferred Covered Life’s attainment of the Social Security normal retirement age, the amount of the Annuity Payment payable will be equal to the amount determined in the preceding paragraph minus the estimated Primary Insurance Amount that the Deferred Covered Life would receive upon attainment of the Social Security normal retirement age. Prudential’s last monthly payment to the Deferred Covered Life will be on the first day of the month in which he or she dies.

If the Level Income Life with Period Certain Annuity was in effect, then after the Deferred Covered Life dies, Prudential will compare the number of monthly payments Prudential made in respect of the Deferred Covered Life on and after the Annuity Commencement Date to the Guaranteed Number of Payments (60). If the number of monthly payments made is less than such guaranteed number, Prudential will pay the designated Beneficiary the monthly amount otherwise payable to the Deferred Covered Life, subject to adjustment at the Deferred Covered Life’s Social Security normal retirement age. These payments will stop when the total number of payments made in respect of the Deferred Covered Life, plus the number of payments to the Beneficiary, equals the Guaranteed Number of Payments.

However, if the Annuity Payment payable on and after the Deferred Covered Life’s attainment of the Social Security normal retirement age is a negative number, the Annuity Payment payable will be adjusted so that the Annuity Payment payable before the Deferred Covered Life’s attainment of the Social Security normal retirement age will be equal to A / (1 - C) and the Annuity Payment payable on and after attainment of the Social Security normal retirement age will equal zero ($0.00).

3.6    Lump Sum Payment Option

Subject to the terms of Section 3.4, a Deferred Covered Life may elect to receive a lump sum payment in lieu of and in full settlement for the Annuity Payments which would otherwise be payable under this Contract if the lump sum payment determined is $[ *** ] or less. The lump sum payment will be paid on the Deferred Covered Life’s earlier Annuity Commencement Date, Annuity Commencement Date or later Annuity Commencement Date provided that Prudential has received the Deferred Covered Life’s lump sum election. The amount of the lump sum payment will be determined using the Applicable Interest Rate and Applicable Mortality Table, and the following procedure:

i.Payment before the Deferred Covered Life satisfied the age or service requirements for an earlier Annuity Commencement Date in Section 3.7; multiply the Covered Life Amount by the applicable deferred lump sum factor determined from the Tables of this Contract
ii.Payment on or after the Deferred Covered Life satisfied the age and service requirements for an earlier Annuity Commencement Date in Section 3.7 or at the unchanged Annuity Commencement Date; the greater of (a) the Covered Life Amount, adjusted for early commencement, if applicable, multiplied by the applicable immediate lump sum factor determined from the Tables of this Contract and (b) the Covered Life Amount multiplied by the applicable deferred lump sum factor determined from the Tables of this Contract.
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iii.Payment at a later Annuity Commencement Date; multiply the Covered Life Amount, adjusted for later commencement, by the applicable immediate lump sum factor determined from the Tables of this Contract

The disclosure and spousal consent requirements of Section 417 of the Code in effect from time to time will apply to a lump sum payment.

3.7    Earlier Annuity Commencement Date

Subject to the terms of Section 3.4, a Deferred Covered Life may change his or her Annuity Commencement Date to an earlier date. Separation From Service is not required to commence payment at an earlier Annuity Commencement Date [ *** ]. In order to elect an earlier Annuity Commencement Date, the Deferred Covered Life must be at least 55 years of age and (i) for Sub-Plans A and B, have completed 5 Years of Service, and (ii) for Sub-Plans SAL and C, have completed 10 Years of Service.

If (i) a Deferred Covered Life has not satisfied the age or service requirements in the prior paragraph and (ii) the value of his or her Annuity Payments is $[ *** ] or less as determined in accordance Section 3.6, he or she may still elect to change his or her Annuity Commencement Date to an earlier date, subject to the terms of Section 3.4.

There will be no reduction for an earlier Annuity Commencement Date if the Deferred Covered Life satisfied the following conditions:
•Sub-Plans A and B: the earlier Annuity Commencement Date is on or after attainment of age 62.
•Sub-Plans A and B: (i) there was a plant shutdown, as reasonably determined by the Employer and confirmed in written correspondence to Prudential; and (ii) the Deferred Covered Life was actively employed with the Employer and (iii) completed at least 30 Years of Service at the time of the plant shutdown.
•Sub-Plan SAL: Deferred Covered Life (i) is age 62 or older on the earlier Annuity Commencement Date, (ii) is actively employed with the Employer as of November 30, 2020 and (iii) completed at least 15 Years of Service.

Otherwise, the amount of the Annuity Payment payable on the earlier Annuity Commencement Date will be equal to the Covered Life Amount multiplied by the appropriate factor determined from the Tables of this Contract.

3.8    Later Annuity Commencement Date

A Deferred Covered Life may request to commence payments on his or her unchanged Annuity Commencement Date. Separation From Service is not required to commence Annuity Payments. If Prudential has not timely received the Deferred Covered Life’s request and all information Prudential deems necessary in order to commence Annuity Payments on his or her unchanged Annuity Commencement Date, the Deferred Covered Life’s Annuity Commencement Date will be determined as described in this Section.

If a Deferred Covered Life does not commence Annuity Payments on or before his or her unchanged Annuity Commencement Date and incurs a Separation From Service prior to his or her unchanged Annuity Commencement Date, he or she will have the following options, subject, in each case, to a valid election pursuant to Section 3.4:
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(a)The Deferred Covered Life may change his or her Annuity Commencement Date to a later date. Subject to the last paragraph of this Section, the later Annuity Commencement Date will be the earlier of (i) the first day of any month following Prudential’s receipt of a request from the Deferred Covered Life to commence Annuity Payments and (ii) the Required Beginning Date. The amount of the Deferred Covered Life’s Annuity Payment commencing on the later Annuity Commencement Date will be equal to the Covered Life Amount multiplied by the appropriate factor determined from the Tables of this Contract to reflect an actuarial increase for the deferral period beginning on the unchanged Annuity Commencement Date and ending on his or her later Annuity Commencement Date. Such Deferred Covered Life will not receive any Annuity Payments during the period beginning on the unchanged Annuity Commencement Date and ending on the later Annuity Commencement Date; or

(b)The Deferred Covered Life may request to receive Annuity Payments retroactive to his or her unchanged Annuity Commencement Date. The amount of the Deferred Covered Life’s Annuity Payment will be equal to the Covered Life Amount that would have been payable had payments actually commenced on the unchanged Annuity Commencement Date. The Deferred Covered Life will also receive a make-up payment to reflect any missed payments for the period from the unchanged Annuity Commencement Date to the date of the actual make-up payment, credited with interest from the otherwise applicable payment dates until the date of such make-up payment using an annual interest rate of [ *** ]%.

If a Deferred Covered Life (i) reaches his or her unchanged Annuity Commencement Date after the Effective Date, (ii) does not commence Annuity Payments on or before his or her unchanged Annuity Commencement Date and (iii) continues in employment with the Employer beyond his or her unchanged Annuity Commencement Date, Prudential will notify the Deferred Covered Life in accordance with Department of Labor Regulations Section 2530.203-3(b)(4) that his or her Annuity Payments will be suspended during the Deferred Covered Life’s period of employment with the Employer until his or her later Annuity Commencement Date, and that such Deferred Covered Life will receive Annuity Payments when his or her Annuity Commencement Date is changed to a later date. The Contract-Holder has affirmed that each Deferred Covered Life who reached his or her unchanged Annuity Commencement Date prior to the Effective Date while employed with the Employer received a suspension of benefits notice from the Plan prior to the Effective Date in accordance with Department of Labor Regulations Section 2530.203-3(b)(4). Any such Deferred Covered Life described in this paragraph will have the following options, subject, in each case, to a valid election pursuant to Section 3.4:

(a)The Deferred Covered Life may change his or her Annuity Commencement Date to a later date. Subject to the last paragraph of this Section, the later Annuity Commencement Date will be the earlier of (i) the first day of any month following Prudential’s receipt of a request from the Deferred Covered Life to commence Annuity Payments and (ii) the Required Beginning Date. Such later Annuity Commencement Date may occur before or after the Deferred Covered Life’s Separation From Service. The amount of the Deferred Covered Life’s Annuity Payment commencing on the later Annuity Commencement Date will be equal to the Covered Life Amount multiplied, if applicable, by the appropriate factor determined from the Tables of this Contract; provided that any such actuarial increase will only apply to the extent there is an actual deferral period, as determined based on the period (if any) beginning on the earlier of (i) the first day of the month immediately following the Deferred Covered Life’s Separation From Service (if any) and (ii) April 1 of the calendar year following the Deferred Covered Life’s attainment of age 70 ½ if he or she continued in employment with the Employer beyond such date, and ending on the later Annuity Commencement Date. Such Deferred Covered Life will
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not receive any Annuity Payments during the period beginning on the unchanged Annuity Commencement Date and ending on the later Annuity Commencement Date; or

(b)Following the incurrence of a Separation from Service, the Deferred Covered Life who has not yet commenced Annuity Payments may request to receive Annuity Payments retroactive to a later Annuity Commencement Date that is the first day of the month immediately following the Deferred Covered Life’s Separation From Service. The amount of the Deferred Covered Life’s Annuity Payment will be equal to the Covered Life Amount otherwise payable on the unchanged Annuity Commencement Date; provided, however, if the Deferred Covered Life continues in employment with the Employer beyond the April 1 of the calendar year following the Deferred Covered Life’s attainment of age 70 ½, the amount of the Annuity Payment commencing on his or her later Annuity Commencement Date will include an actuarial increase as described in (a). The Deferred Covered Life will also receive a make-up payment to reflect any missed payments for the period from the later Annuity Commencement Date until the date of the actual make-up payment, credited with interest from the otherwise applicable payment dates until the date of such make-up payment using an annual interest rate of [ *** ]%.

If there is a delay in commencing the Deferred Covered Life’s payments on his or her Required Beginning Date, Prudential will owe Annuity Payments retroactive to his or her Required Beginning Date. The amount of the Deferred Covered Life’s Annuity Payment will be equal to the amount that would have been payable had payments actually commenced on the Required Beginning Date. The Deferred Covered Life will also receive a one-time make-up payment to reflect any missed Annuity Payments for the period from the Required Beginning Date until the date of the actual make-up payment, credited with interest from the intended payment dates until the date of such make-up payment using an annual interest rate equal to [ *** ]%.

In the event a Deferred Covered Life who is subject to a later Annuity Commencement Date dies prior to the determination of a later Annuity Commencement Date, his or her Annuity Payments will be cancelled and nothing will be payable in respect of such Deferred Covered Life unless a Pre-Retirement Survivor Annuity described in Section 3.9 applies.

3.9    Pre-Retirement Survivor Annuity

Except as stated in Section 3.3 (a) (viii) and Section 3.3 (b) (iii), a Pre-Retirement Survivor Annuity as described in this Section may apply if a Deferred Covered Life dies prior to his or her Annuity Commencement Date. If a Deferred Covered Life with a Sub-Plan of A or B dies before his or her Annuity Commencement Date and before incurring a Separation From Service or incurred a Separation From Service after satisfying the age and service requirements for early retirement and has a surviving Spouse on the Deferred Covered Life’s death, or who incurred a Separation From Service prior to death, he or she must have a surviving Spouse to whom he or she had been married for the one-year period ending on the date of the Covered Life’s death, an Annuity Payment will be owed to the Spouse for the remainder of his or her lifetime. For any Deferred Covered Life with a Sub-Plan of SAL or C, or any Deferred Covered Life who incurred a Separation From Service prior to death, he or she must have a surviving Spouse to whom he or she had been married for the one-year period ending on the date of the Covered Life’s death.

Prudential will make Annuity Payments to the surviving Spouse starting on the first day of the month on or next following the date of the Deferred Covered Life’s death, as described in the chart below. The Spouse may request to defer payment to a later date but not later than the Deferred Covered Life’s unchanged Annuity Commencement Date as shown on the Annuity Exhibits. Prudential’s last payment to the Spouse will be on the first day of the month in which the Spouse dies.
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Sub-Plan	Annuity Payment Determination
A or B
If the Deferred Covered Life is active or eligible for early retirement as of his or her date of Separation From Service and age 55 or older at date of death:
(1)Multiply the Covered Life Amount by the appropriate early factor determined from the Tables of this Contract.
(2)Multiply (1) by the appropriate factor determined from the Tables of this Contract for a 100% Joint and Survivor Life Annuity (with Pop Up). The resultant benefit amount is payable to the Spouse.

If the Deferred Covered Life is active or eligible for early retirement as of his or her date of Separation From Service and younger than age 55 at date of death:
(1)Multiply the Covered Life Amount by the appropriate early factor from the Tables of this Contract based on age 55.
(2)Multiply (1) by the appropriate early factor from the Tables of this Contract based on the Deferred Covered Life’s age on the first of the month following death.
(3)Multiply (2) by the appropriate factor determined from the Tables of this Contract for a 100% Joint and Survivor Life Annuity (with Pop Up). The resultant benefit amount is payable to the Spouse.

If the Deferred Covered Life is (i) not active or (ii) not eligible for early retirement as of his or her date of Separation From Service and age 55 or older at date of death:
(1)Multiply the Covered Life Amount by the appropriate early factor determined from the Tables of this Contract.
(2)Multiply (1) by the appropriate factor determined from the Tables of this Contract for a 50% Joint and Survivor Life Annuity (with Pop Up). 50% of the resultant benefit amount is payable to the Spouse.
If the Deferred Covered Life is (i) not active or (ii) not eligible for early retirement as of his or her date of Separation From Service and younger than age 55 at date of death:
(1)Multiply the Covered Life Amount by the appropriate early factor determined from the Tables of this Contract, based on age 55.
(2)Multiply (1) by the appropriate early factor determined from the Tables of this Contract, based on the Deferred Covered Life’s age on the first of the month following death.
(3)Multiply (2) by the appropriate factor determined from the Tables of this Contract for a 50% Joint and Survivor Life Annuity (with Pop Up). 50% of the resultant benefit amount is payable to the Spouse.

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SAL
The Spouse of a Deferred Covered Life that is active at date of death or eligible for early retirement as of his or her date of Separation From Service will receive a monthly amount as of the first of the month following the Deferred Covered Life’s date of death based on the greater of (i) the benefit determined below and (ii) 30% of the Covered Life Amount.

If the Deferred Covered Life is active or eligible for early retirement as of his or her date of Separation From Service and age 55 or older at date of death:
(1)Multiply the Covered Life Amount by the appropriate early factor determined from the Tables of this Contract.
(2)Multiply (1) by the appropriate factor determined from the Tables of this Contract for a 50% Joint and Survivor Life Annuity. 50% of the resultant benefit amount is payable to the Spouse.

If the Deferred Covered Life is active or eligible for early retirement as of his or her date of Separation From Service and younger than age 55 at date of death:
(1)Multiply the Covered Life Amount by the appropriate early factor determined from the Tables of this Contract, based on age 55.
(2)Multiply (1) by the appropriate early factor determined from the Tables of this Contract, based on the Deferred Covered Life’s age on the first of the month following death.
(3)Multiply (2) by the appropriate factor determined from the Tables of this Contract for a 50% Joint and Survivor Life Annuity. 50% of the resultant benefit amount is payable to the Spouse.

SAL
The Spouse of a Deferred Covered Life not active at date of death and not eligible for early retirement as of his or her date of Separation of Service will receive a monthly amount as of the first of the month following the Deferred Covered Life’s date of death:

If the Deferred Covered Life is (i) not active or (ii) not eligible for early retirement as of his or her date of Separation From Service and age 55 or older at date of death:
(1)Multiply the Covered Life Amount by the appropriate early factor determined from the Tables of this Contract.
(2)Multiply (1) by the appropriate factor determined from the Tables of this Contract for a 50% Joint and Survivor Life Annuity. 50% of the resultant benefit amount is payable to the Spouse.

If the Deferred Covered Life is not eligible for early retirement as of his or her date of Separation From Service and younger than age 55 at date of death:
(1)Multiply the Covered Life Amount by the appropriate early factor determined from the Tables of this Contract, based on age 55.
(2)Multiply (1) by the appropriate early factor determined from the Tables of this Contract, based on the Deferred Covered Life’s age on the first of the month following death.
Multiply (2) by the appropriate factor determined from the Tables of this Contract for a 50% Joint and Survivor Life Annuity. 50% of the resultant benefit amount is payable to the Spouse.

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C
If the Deferred Covered Life is active or eligible for early retirement as of his or her date of Separation From Service and age 55 or older at date of death:
(1)Multiply the Covered Life Amount by the appropriate early factor determined from the Tables of this Contract.
(2)Multiply (1) by the appropriate factor determined from the Tables of this Contract for a 50% Joint and Survivor Life Annuity. 50% of the resultant benefit amount is payable to the Spouse.

If the Deferred Covered Life is active or eligible for early retirement as of his or her date of Separation From Service and younger than age 55 at date of death:
(1)Multiply the Covered Life Amount by the appropriate early factor determined from the Tables of this Contract, based on age 55.
(2)Multiply (1) by the appropriate early factor determined from the Tables of this Contract, based on the Deferred Covered Life’s age on the first of the month following death.
(3)Multiply (2) by the appropriate factor determined from the Tables of this Contract for a 50% Joint and Survivor Life Annuity. 50% of the resultant benefit amount is payable to the Spouse.

If the Deferred Covered Life is not eligible for early retirement as of his or her date of Separation From Service and age 55 or older at date of death:
(1)Multiply the Covered Life Amount by the appropriate early factor determined from the Tables of this Contract.
(2)Multiply (1) by the appropriate factor determined from the Tables of this Contract for a 50% Joint and Survivor Life Annuity. 50% of the resultant benefit amount is payable to the Spouse.

If the Deferred Covered Life is not eligible for early retirement as of his or her date of Separation From Service and younger than age 55 at date of death:
(1)Multiply the Covered Life Amount by the appropriate early factor determined from the Tables of this Contract, based on age 55.
(2)Multiply (1) by the appropriate early factor determined from the Tables of this Contract, based on the Deferred Covered Life’s age on the first of the month following death.
(3)Multiply (2) by the appropriate factor determined from the Tables of this Contract for a 50% Joint and Survivor Life Annuity. 50% of the resultant benefit amount is payable to the Spouse.

3.10    Small Annuity Payments to Covered Lives

A lump sum payment, in lieu of, and in full settlement for, the Annuity Payments which would otherwise be payable to, or on behalf of, a Deferred Covered Life will be paid if the present value of the Annuity Payments is $[ *** ] or less.

The amount of the lump sum payment will be determined in accordance with the procedures described in Section 3.6 .

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3.11    No Assignment by Covered Lives and Contingent Lives

Neither a Covered Life or Contingent Life nor such person’s Representative may (a) assign, pledge, transfer or otherwise alienate his or her rights under the Contract or their respective Annuity Form or an annuity certificate, or (b) enter into a transaction in which one or more Annuity Payments are anticipated or accelerated. Any attempt to do so shall be null and void at the outset, without any effect whatsoever. Also, to the maximum extent permitted by law, including but not limited to the relevant provisions of the Code, no Annuity Payment is subject to the claims of creditors. For the avoidance of doubt, compliance with the terms of a Qualified Domestic Relations Orders will not be considered to be an impermissible alienation under the Contract.

3.12    Proof of Continued Existence for Life Annuities; Escheatment

As a condition to making any Annuity Payment arising from an Annuity Form dependent upon the continued existence of a Covered Life or Contingent Life, Prudential may require the receipt of evidence satisfactory to it that the Covered Life and/or the Contingent Life is alive and no such payment is owed under this Contract unless and until Prudential receives such evidence.

After consummation of a Buy-Out Conversion, if a Covered Life (or Contingent Life) in respect of whom remaining guaranteed payments are payable at the time of his or her death, dies without validly designating a Beneficiary, or if the Beneficiary is no longer living, Prudential may pay the “present value” (as such term is defined in Section 3.14) thereof in full settlement of its liability for such payments. Such present value may be paid to the estate of the Covered Life (or, Contingent Life, if applicable). After the period of time prescribed by applicable state law, any payments under a Period Certain Annuity or lump sum benefit that have been withheld under the terms of this Section 3.12 may be considered abandoned or escheatable property. In such case, Prudential will follow the laws applicable to the disposition of any remaining period certain payments or remaining lump sum benefit payable. Any payments made to the state under such circumstances will relieve Prudential of all further obligations under this Contract with respect to such Annuity Forms.
3.13    Data Misstatements

(i)[ *** ]

(ii)[ *** ]

(iii)[ *** ]

3.14    Concerning Designations

After the consummation of a Buy-Out Conversion, a Covered Life may designate a Contingent Life or Beneficiary and redesignate a Beneficiary from time to time in such manner specified by Prudential and in accordance with such related Annuity Form. Prudential will furnish an acknowledgment of the acceptance of any such designation or re-designation. Any spousal consent requirements of ERISA as applied to employee benefit plan participants in effect from time to time will apply to such designations. Such designations will not require the consent of any prior Contingent Life or Beneficiary, provided the change complies with the requirements of ERISA as applied to employee benefit plan participants in effect from time to time. If an Annuity Form involving a Contingent Life or Spouse has become effective, the Contingent Life or Spouse may, unless the Covered Life has directed otherwise, change
GAA-9063[ *** ]    38

the Beneficiary at any time after the death of the Covered Life to the estate of the Contingent Life or Spouse, without the consent of such Beneficiary.

If there is no designated Beneficiary shown in Prudential’s records when an Annuity Payment is payable to a Beneficiary under the terms of this Contract, payment will be made to the Covered Life’s Spouse, if living, otherwise to the Covered Life’s surviving children, if any, otherwise to the estate of the last surviving recipient of the Annuity Payments or a Representative thereof. However, if no executor is named for the estate of the last surviving recipient of the Annuity Payments, Prudential may, at its option, pay such amount which would otherwise be payable to an estate as described in the preceding sentence to any one or jointly to any number of the following surviving relatives of the last surviving recipient of the Annuity Payments who appear to Prudential to be equitably entitled to payment because of expenses incurred in connection with the burial or last illness of such last surviving recipient of the Annuity Payments: children, parents, brothers, or sisters. Any payment described in this paragraph and made by Prudential will, to the extent of such payment, be a valid discharge of its obligation under this Contract.

The parties agree with each other that the acceptability of such designations and re-designations of Beneficiaries will meet the requirements of ERISA as applied to employee benefit plan participants in effect from time to time, and shall keep their records accordingly. Such designations shall be effective when they are accepted by Prudential and the applicable records are updated.

Prudential, in determining the existence, identity, ages, or any other facts relating to any relatives of any Covered Life (or Contingent Life) or any persons designated as Beneficiaries, either as a class or otherwise, may rely solely on any affidavit or other evidence deemed reasonably satisfactory by it. Any payment made by Prudential in reliance thereon will, to the extent of such payment, be a valid discharge of its obligation under this Contract.

Should any remaining Annuity Payments become payable to a Beneficiary under an Annuity Form that provides a Guaranteed Number of Payments, Prudential may pay the present value of such Annuity Payments to the Beneficiary if (i) the monthly amount of the payments payable to the Beneficiary is less than $50 or (ii) the Beneficiary is other than a natural person receiving payments in his or her own right. The present value will be in lieu of and in full settlement for the Annuity Payments which would otherwise be payable under this Contract. The “present value” of Annuity Payments, as of any date of determination, means a lump sum payment equal to the total amount of any remaining Guaranteed Number of Payments.

3.15    Concerning Qualified Domestic Relations Orders

After the consummation of a Buy-Out Conversion, if an Annuity Payment is subject to a domestic relations order (as defined in subsection 414(p) of the Code), the Contract-Holder will cooperate with Prudential to provide any reasonably necessary or otherwise requested information in connection with all Qualified Domestic Relations Orders in effect with respect to Covered Lives. For any domestic relations order not qualified prior to the consummation of a Buy-Out Conversion, Prudential shall make determinations relating to the qualification, interpretation and administration of such domestic relations orders and shall make such determinations in accordance with applicable law, including any applicable requirements of ERISA with respect to employee benefit plan participants in effect from time to time. If there is a benefit payable under the Contract with regard to an alternate payee named under a qualified domestic relations order, any such Annuity Payment adjustment will take effect when entered upon Prudential's records.

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3.16    Payments to Representatives

Prudential may withhold Annuity Payments owed to any Covered Life or Contingent Life or Beneficiary if, in the judgment of Prudential, such person is incapable for any reason of personally receiving and giving a valid receipt for such payment. In such case, Prudential may discharge its obligation to any Covered Life or Contingent Life or Beneficiary by making payments to such person’s Representative. Prudential may pay to the Representative of a Covered Life or Contingent Life or Beneficiary amounts otherwise owed to such Covered Life or Contingent Life or Beneficiary if Prudential receives satisfactory evidence of such Representative’s authority. Any amount paid in accordance with this Section 3.16 will completely discharge the liability of Prudential for the amount paid.

3.17    Certificates

After consummation of a Buy-Out Conversion, upon receipt of applicable regulatory approvals, Prudential will issue each Covered Life (and, if receiving Annuity Payments on the date annuity certificates are issued, a Contingent Life) an annuity certificate. Each such certificate will set forth in substance the payments to which each Covered Life (and, if applicable, a Contingent Life) is entitled under this Contract. Also, Prudential may issue a substitute annuity certificate to correct errors contained in the previously issued certificate, whereupon the previously issued annuity certificate shall be null and void.

Each annuity certificate shall provide that only the Covered Life (and, if applicable, a Contingent Life) has the right to enforce any provisions of (and each Beneficiary and alternate payee will have the contractual right to enforce its rights to Annuity Payments under) this Contract, and that such rights are enforceable by the certificate-holder solely against Prudential and against no other person including the Plan, the Contract-Holder, or any affiliate thereof. Each certificate shall describe the consequences of any misstatements of age or other relevant fact, including Prudential’s rights and obligations relating to such misstatements.

The rights of Covered Lives and Contingent Lives under this Contract are not conditioned upon the issuance of annuity certificates, and any delay in issuing an annuity certificate to such Covered Life or Contingent Life does not delay the date on which the Covered Life or Contingent Life begins to have third-party beneficiary rights under this Contract.

3.18    Purchase of Additional Annuities after the Data Finalization Date

If the Contract-Holder requests Prudential to amend this Contract to add, as a Covered Life, a Plan participant who was omitted from the Annuity Exhibits or an alternate payee, beneficiary or surviving spouse of a Plan participant who was omitted from the Annuity Exhibits, and Prudential agrees to amend this Contract, then Prudential will determine the cost for the additional annuity using Prudential’s then current methods and assumptions applicable to the pricing of group pension annuities on the date of determination. Upon receipt of the additional premium amount from the Contract-Holder, this Contract will be amended for the purchase of the additional annuity and Prudential will issue an annuity certificate to reflect such additional purchase in accordance with Section 3.17. In the event that Prudential does not agree to such amendment or does not timely receive the additional premium amount described in this Section 3.18, Prudential shall have no obligation under Section 3.13, this Section 3.18 or otherwise to add any such individual as a Covered Life under this Contract.

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Provision IVGeneral Terms

4.1    Communications

All communications to Prudential regarding this Contract shall be addressed to Prudential’s Office.

Communications to Contract-Holder and Employer will be addressed as shown in our records, as updated from time to time on Prudential’s records based on notice provided by the Contract-Holder or Employer to Prudential.

All communications to Contract-Holder, Employer or Prudential will be in writing.

4.2    Currency; Payments

All moneys, whether payable to or by Prudential, shall be in lawful money of the United States of America. Dollars and cents refer to lawful currency of the United States of America. Payments owed to Prudential or to Contract-Holder shall be made pursuant to agreed procedures and wire instructions.

4.3    Reliance on Records; Correction of Errors

Contract-Holder will furnish all information which Prudential may reasonably require for the administration of this Contract. If Contract-Holder/Employer cannot furnish any required item of information, Prudential may (but is not required to) ask, after consummation of a Buy-Out Conversion, the relevant Covered Life, Contingent Life or Beneficiary to provide such information. Prudential will not be obligated to make Annuity Payments in any way dependent upon such information unless and until it receives all information necessary to fulfill its obligation.

Prudential will maintain the records necessary for its administration of this Contract. Such records will be prepared using the information furnished to it pursuant to this Contract and will constitute prima facie evidence as to the truth of the information recorded thereon. However, Prudential reserves the right to correct its records to eliminate erroneous information furnished to it and to reflect information it gathers reasonably believed by it to be reliable. Prudential may assume the accuracy of Contract-Holder’s records in connection with Covered Lives, Contingent Lives and Beneficiaries. Any payment made by Prudential in reliance on such records shall be a valid discharge of its obligation under this Contract.

4.4    Contract-Holder; Successor

Prudential will be entitled to rely on any action taken or omitted by or on behalf of Contract-Holder pursuant to the terms of this Contract and shall not be required to obtain consents of any other person or organization with an interest in the Plan, except as provided in Section 1.9. With Prudential’s consent, Contract-Holder may authorize representatives of the Plan, Employer or others to act on its behalf under this Contract. Prudential is entitled to rely on Contract-Holder (or its representative) in connection with the administration of this Contract. Contract-Holder at any time may, with the consent of Prudential, appoint a successor Contract-Holder, provided that if the successor Contract-Holder is a trustee for the Plan, such consent shall not be unreasonably withheld. Any such successor Contract-Holder will have all the rights, duties, and obligations of Contract-Holder. If Contract-Holder notifies Prudential that it will cease to exist or cease to perform the duties of Contract-Holder hereunder and no successor Contract-Holder is appointed, the Contract-Holder will thereafter have no rights or obligations under
GAA-9063[ *** ]    41

this Contract but this Contract shall nevertheless remain in full force and effect until the date on which there ceases to be any further Annuity Payments payable in accordance with the terms of this Contract.

4.5    No Implied Waiver

Except as expressly provided herein, any party's failure to insist in any one or more instances upon strict performance by any other party of any of the terms of this Contract shall not be construed as a waiver of any continuing or subsequent failure to perform or delay in performance of any term hereof.

4.6    Changes

(a)Mutual Agreement. This Contract may be amended at any time by written agreement between Prudential and Contract-Holder.

(b)Law or Regulation. Prudential may change this Contract as it deems necessary or appropriate to satisfy the requirements of any law enacted by (or of any regulation promulgated by) any legislative or governmental authority, body or agency.

(c)Absence of Contract-Holder. If Contract-Holder notifies Prudential that it will cease to exist, or cease to perform the duties of Contract-Holder hereunder, and no successor to Contract-Holder is appointed, then this Contract can thereafter be changed at any time by Prudential in its discretion, but subject to the rights of each Covered Life, Contingent Life and Beneficiary to receive Annuity Payments (as provided in Section 1.9).

4.7    Entire Contract - Construction

This Contract, together with the exhibits attached hereto, constitutes the entire agreement between the parties with respect to the subject matter of this Contract and supersedes all prior agreements and understandings, both oral and written, between the parties with respect to the subject matter of this Contract.

This Contract will be construed according to the laws of the jurisdiction set forth on the Cover Page without regard to the principles of conflicts of laws thereof except to the extent that those laws have been preempted by the laws of the United States of America.

4.8    Third Party Beneficiaries

Except as expressly set forth in Sections 1.9 and 1.10, this Contract does not and is not intended to confer any rights or remedies upon any person other than the Contract-Holder.
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[ *** ]
Tables1

1 See separate document

[ *** ]

CASH AND TRANSFERRED ASSETS EXHIBIT
As of August 6, 2020

Listing and Reconciliation of Assets Transferred and Retained in Respect of Total Contribution Amount and Contribution Adjustment Amounts Owed

The Cash and Transferred Assets Exhibit includes a list of cash and non-cash assets, if applicable, that equal the Total Contribution Amount shown on the Cover Page of this Contract.

Contribution Amount as of Effective Date	[ *** ]

Cash Assets: [ *** ]

[ *** ]

ANNUITY EXHIBITS

The Annuity Exhibits list each Covered Life, Contingent Life or other person entitled to payments under this Contract plus information that applies to each such Covered Life, Contingent Life or other person. The Annuity Exhibits are attached to and made a part of this Contract in the form of the data file titled [ *** ] provided by the Contract-Holder to Prudential posted to Milliman secure website at [ *** ] Eastern Standard Time on [ *** ]

[ *** ]
Tables

The following Tables provide the conversion factors or actuarial basis that will be used to determine the factors under this Contract. The following definitions apply to the Tables of this Contract:

“Actuarial Equivalence Basis A” means the factor determined using the following assumptions:
•Mortality table: 1971 Group Annuity Mortality Table (80% male, 20% female) for Covered Lives; 1971 Group Annuity Mortality Table (20% Male, 80% Female) for Contingent Lives
•Interest rate: 8.5%
•Rounding: Round final factor to 5 decimal places

“Actuarial Equivalence Basis B” means the factor determined using the following assumptions:
•Mortality table: “Applicable Mortality Table” as defined in Section 1.1
•Interest rate: “Applicable Interest Rate” as defined in Section 1.1
•Age basis: Use Covered Life’s exact age in years and completed months
•Rounding: Round final factor to 5 decimal places

“Actuarial Equivalence Basis C” means the factor determined using the following assumptions:
•Mortality table: 1944 Railroad Retirement Board (RRB) Railway Disabled Annuitants Unisex Mortality Table for Covered Lives; 1971 Group Annuity Mortality Table (20% Male, 80% Female) for Contingent Lives
•Interest rate: 8.5%
•Age basis: Use age nearest birthday for Covered Life and Contingent Life
•Rounding: Round final factor to 5 decimal places

Table I-A: Earlier Annuity Commencement Date (Sub-Plan A & B)
a)Eligibility: Covered Life (i) is at least 55 years of age, (ii) completed 5 Years of Service and (iii) is not covered under Sub-Plan A 6-88

b)Reduction Factor:
•Rounding: Round final factor to 5 decimal places
•Age basis: Use Covered Life’s exact age in years and completed months
•Reduction formula:
◦No reduction if earlier Annuity Commencement Date is on or after Covered Life’s age 62
◦No reduction if (i) there was a plant shutdown, as reasonably determined by the Employer and confirmed in written correspondence to Prudential and (ii) the Covered Life completed at least 30 Years of Service
◦Otherwise, 5% reduction per year from age 62 with a pro rata reduction for any monthly portion of a year

Table I-B: Earlier Annuity Commencement Date (Sub-Plan A 6-88 & Sub-Plan C)

a)Eligibility:
•Sub-Plan A 6-88: Covered Life (i) is at least 55 years of age and (ii) completed 5 Years of Service
•Sub-Plan C: Covered Life (i) is at least 55 years of age, (ii) completed 10 Years of Service and (iii) is not covered under Sub-Plan C VT C03

b)Reduction Factor:

•Rounding: Round final factor to 5 decimal places
•Age basis: Use Covered Life’s exact age in years and completed months

Commencement Age	Factor
65	1.00000
64	0.93330
63	0.86670
62	0.80000
61	0.73330
60	0.66670
59	0.61620
58	0.56560
57	0.52700
56	0.49210
55	0.46050

Table I-C: Earlier Annuity Commencement Date (Sub-Plan C VT C03)

a)Eligibility: Covered Life (i) is at least 55 years of age and (ii) completed 10 Years of Service

b)Reduction Factor:
•Rounding: Round final factor to 5 decimal places
•Age basis: Use Covered Life’s exact age in years and completed months
•Reduction formula: 4% reduction per year with a pro rata reduction for any monthly portion of a year

Table I-D: Earlier Annuity Commencement Date (Sub-Plan SAL)

a)Eligibility: Covered Life (i) is at least 55 years of age and (ii) completed 10 Years of Service
b)Reduction Factor:
•Rounding: Round final factor to 5 decimal places
•Age basis: Use Covered Life’s exact age in years and completed months
•Reduction formula:
◦No reduction if Covered Life (i) is age 62 or older on the earlier Annuity Commencement Date, (ii) is actively employed with the Employer as of November 30, 2020 and (iii) completed at least 15 Years of Service
◦Otherwise, 3% reduction per year from age 65 to 60; 5% reduction per year from age 60 to age 55, with a pro rata reduction for any monthly portion of a year

Table I-E: Earlier Annuity Commencement Date prior to age 55 for Pre-Retirement Survivor Annuity (All Sub-Plans)

a)Applies to Pre-Retirement Survivor Annuity determined in accordance with Section 3.9, where the Covered Life’s death occurred prior to age 55

b)Reduction Factor:
•Age basis: Use Covered Life’s exact age in years and completed months

•Reduction: Age 55 factor from Table I-A, I-B, I-C, or I-D (based on the respective Sub-Plan) further reduced by Actuarial Equivalence Basis A for each month the earlier Annuity Commencement Date precedes age 55

Table I-F: Earlier Annuity Commencement Date (Sub-Plan A & B)

a)Eligibility: (i) Covered Life is not eligible for Table I-A and (ii) the value of his or her Annuity Payments is $[ *** ] or less as determined in accordance with Section 3.6

b)Reduction factor: Actuarial Equivalence Basis B

Table I-G: Earlier Annuity Commencement Date (Sub-Plan C & SAL)

a)Eligibility: (i) Covered Life is not eligible for Table I-B or Table I-C and (ii) the value of his or her Annuity Payments is $[ *** ] or less as determined in accordance with Section 3.6

b)Reduction factor: Actuarial Equivalence Basis B

Table I-H: Later Annuity Commencement Date (Sub-Plan A & B)

•Age basis: Use Covered Life’s exact age in years and completed months
•Increase factor: Actuarial Equivalence Basis A

Table I-I: Later Annuity Commencement Date (Sub-Plan C & SAL)

•Age basis: Use Covered Life’s exact age in years and completed months
•Increase factor: Actuarial Equivalence Basis A

Table II and III: Conversion to Life with Period Certain Annuity (Sub-Plan C & SAL)

•Age basis: Use age nearest birthday for Covered Life
•Conversion factor: Actuarial Equivalence Basis A

Table IV through VI: Conversion to Joint and Survivor Life Annuity (Sub-Plan C & SAL)

•Eligibility: Covered Lives under Sub-Plan C & SAL not eligible for a disability benefit
•Age basis: Use age nearest birthday for Covered Life and Contingent Life
•Conversion factor: Actuarial Equivalence Basis A

Table VII through IX: Conversion to Joint and Survivor Life Annuity with Pop Up (Sub-Plan A & B)

•Eligibility: Covered Lives under Sub-Plan A & B not eligible for a disability benefit
•Age basis: Use age nearest birthday for Covered Life and Contingent Life
•Conversion factor: Actuarial Equivalence Basis A; provided that the conversion factor will reflect an actuarial adjustment for a standard Joint and Survivor Life Annuity with no further reduction for the pop-up feature

Table X and XI: Conversion to Level Income Life Annuity or Level Income Life with Period Certain Annuity

•Conversion factor: Actuarial Equivalence Basis A or Actuarial Equivalence Basis B, whichever produces the greater Annuity Payment, calculated in accordance with Section 3.5

Table XII: Lump Sum Payment Option and Small Annuity Payments

•Conversion factor: Actuarial Equivalence Basis B, calculated in accordance with Section 3.6
Table XIII: Conversion to Life Annuity with Deferred Cash Refund (Sub-Plan SAL)

•Age basis: Use age nearest birthday for Covered Life at his or her Separation from Service (referred to in the tables below as Age at Term (a)) and/or age nearest birthday when coverage is revoked
•Initial Death Benefit calculation: Multiply the Covered Life Amount by Initial Death Benefit Factor (b) from the table shown below
•Annuity Payment calculation:
◦If coverage remains in effect on the unchanged Annuity Commencement Date: Multiply the Covered Life Amount by Conversion Factor (c) from the table shown below
◦If coverage is revoked prior to the Annuity Commencement Date: Multiply the Covered Life Amount by the Cost of Death Benefit Coverage if Revoked (d) from the table shown below, before applying any additional conversion factors for change in Annuity Commencement Date or Annuity Form

Age at Term (a)	Initial Death Benefit Factor (b)	Conversion Factor (c)

38	9.03471	0.96025
39	9.81522	0.95810
40	10.66424	0.95586
41	11.58801	0.95256
42	12.59357	0.94998
43	13.68892	0.94735
44	14.88292	0.94471
45	16.18539	0.94209
46	17.60723	0.93953
47	19.16052	0.93706
48	20.85871	0.93473
49	22.71673	0.93159
50	24.75124	0.92928
51	26.98078	0.92720
52	29.42594	0.92540
53	32.10978	0.92393
54	35.05820	0.92159
55	38.30016	0.92036
56	41.86828	0.91959
57	45.79918	0.91813
58	50.13433	0.91774
59	54.92239	0.91802
60	60.22432	0.91732
61	66.10980	0.91854
62	72.65793	0.91884
63	79.95888	0.91998
64	88.11883	0.92265
65	97.26927	0.92459

Cost of Death Benefit Coverage if Revoked (d)
	Age When Coverage is Revoked
Age at Term (a)	38	39	40	41	42	43	44	45	46	47	48	49	50	51
38	1.00000	0.99882	0.99765	0.99648	0.99531	0.99411	0.99286	0.99157	0.99022	0.98882	0.98737	0.98588	0.98435	0.98278
39	-	1.00000	0.99873	0.99746	0.99618	0.99488	0.99353	0.99212	0.99066	0.98914	0.98756	0.98594	0.98427	0.98257
40	-	-	1.00000	0.99862	0.99724	0.99582	0.99435	0.99282	0.99123	0.98958	0.98787	0.98611	0.98430	0.98245
41	-	-	-	1.00000	0.99849	0.99695	0.99536	0.99370	0.99197	0.99018	0.98832	0.98640	0.98443	0.98242
42	-	-	-	-	1.00000	0.99832	0.99659	0.99479	0.99291	0.99096	0.98894	0.98686	0.98472	0.98253
43	-	-	-	-	-	1.00000	0.99812	0.99615	0.99411	0.99200	0.98980	0.98754	0.98521	0.98284
44	-	-	-	-	-	-	1.00000	0.99787	0.99565	0.99335	0.99096	0.98850	0.98597	0.98339
45	-	-	-	-	-	-	-	1.00000	0.99759	0.99508	0.99249	0.98981	0.98706	0.98425
46	-	-	-	-	-	-	-	-	1.00000	0.99727	0.99445	0.99154	0.98855	0.98549
47	-	-	-	-	-	-	-	-	-	1.00000	0.99693	0.99376	0.99050	0.98718
48	-	-	-	-	-	-	-	-	-	-	1.00000	0.99655	0.99301	0.98939
49	-	-	-	-	-	-	-	-	-	-	-	1.00000	0.99614	0.99220
50	-	-	-	-	-	-	-	-	-	-	-	-	1.00000	0.99571
51	-	-	-	-	-	-	-	-	-	-	-	-	-	1.00000
52	-	-	-	-	-	-	-	-	-	-	-	-	-	-
53	-	-	-	-	-	-	-	-	-	-	-	-	-	-
54	-	-	-	-	-	-	-	-	-	-	-	-	-	-
55	-	-	-	-	-	-	-	-	-	-	-	-	-	-
56	-	-	-	-	-	-	-	-	-	-	-	-	-	-
57	-	-	-	-	-	-	-	-	-	-	-	-	-	-
58	-	-	-	-	-	-	-	-	-	-	-	-	-	-
59	-	-	-	-	-	-	-	-	-	-	-	-	-	-
60	-	-	-	-	-	-	-	-	-	-	-	-	-	-
61	-	-	-	-	-	-	-	-	-	-	-	-	-	-
62	-	-	-	-	-	-	-	-	-	-	-	-	-	-
63	-	-	-	-	-	-	-	-	-	-	-	-	-	-
64	-	-	-	-	-	-	-	-	-	-	-	-	-	-
65	-	-	-	-	-	-	-	-	-	-	-	-	-	-

Cost of Death Benefit Coverage if Revoked (d)
	Age When Coverage is Revoked
Age at Term (a)	52	53	54	55	56	57	58	59	60	61	62	63	64	65
38	0.98119	0.97958	0.97796	0.97633	0.97471	0.97309	0.97149	0.96990	0.96830	0.96670	0.96509	0.96348	0.96186	0.96025
39	0.98084	0.97909	0.97733	0.97557	0.97380	0.97205	0.97031	0.96858	0.96684	0.96510	0.96335	0.96160	0.95985	0.95810
40	0.98057	0.97867	0.97676	0.97484	0.97292	0.97101	0.96912	0.96724	0.96536	0.96347	0.96157	0.95966	0.95776	0.95586
41	0.98038	0.97832	0.97624	0.97415	0.97207	0.97000	0.96794	0.96590	0.96385	0.96180	0.95973	0.95766	0.95560	0.95353
42	0.98031	0.97807	0.97581	0.97355	0.97128	0.96903	0.96680	0.96458	0.96235	0.96012	0.95788	0.95563	0.95338	0.95113
43	0.98042	0.97799	0.97553	0.97307	0.97061	0.96816	0.96573	0.96332	0.96090	0.95847	0.95603	0.95359	0.95115	0.94870
44	0.98077	0.97812	0.97545	0.97277	0.97010	0.96743	0.96479	0.96217	0.95954	0.95690	0.95425	0.95159	0.94894	0.94628
45	0.98140	0.97852	0.97561	0.97270	0.96980	0.96690	0.96403	0.96117	0.95832	0.95545	0.95256	0.94967	0.94679	0.94390
46	0.98239	0.97925	0.97610	0.97293	0.96977	0.96662	0.96349	0.96039	0.95728	0.95416	0.95102	0.94788	0.94474	0.94159
47	0.98381	0.98039	0.97695	0.97351	0.97007	0.96664	0.96324	0.95986	0.95648	0.95308	0.94966	0.94624	0.94283	0.93941
48	0.98571	0.98200	0.97826	0.97451	0.97076	0.96703	0.96332	0.95965	0.95597	0.95227	0.94855	0.94483	0.94110	0.93738
49	0.98820	0.98415	0.98008	0.97599	0.97191	0.96785	0.96381	0.95981	0.95580	0.95177	0.94772	0.94367	0.93962	0.93556
50	0.99135	0.98694	0.98250	0.97804	0.97360	0.96917	0.96478	0.96041	0.95604	0.95165	0.94724	0.94282	0.93841	0.93399
51	0.99525	0.99044	0.98560	0.98075	0.97590	0.97107	0.96628	0.96153	0.95677	0.95198	0.94717	0.94235	0.93754	0.93273
52	1.00000	0.99476	0.98948	0.98419	0.97890	0.97364	0.96841	0.96323	0.95803	0.95281	0.94757	0.94232	0.93707	0.93181
53	-	1.00000	0.99424	0.98847	0.98270	0.97695	0.97125	0.96559	0.95993	0.95423	0.94851	0.94278	0.93705	0.93132
54	-	-	1.00000	0.99369	0.98740	0.98113	0.97490	0.96872	0.96253	0.95631	0.95007	0.94381	0.93756	0.93130
55	-	-	-	1.00000	0.99312	0.98627	0.97947	0.97272	0.96596	0.95916	0.95234	0.94550	0.93867	0.93183
56	-	-	-	-	1.00000	0.99251	0.98508	0.97770	0.97031	0.96288	0.95542	0.94795	0.94048	0.93300
57	-	-	-	-	-	1.00000	0.99187	0.98380	0.97571	0.96759	0.95942	0.95125	0.94308	0.93491
58	-	-	-	-	-	-	1.00000	0.99116	0.98231	0.97342	0.96448	0.95554	0.94659	0.93764
59	-	-	-	-	-	-	-	1.00000	0.99030	0.98056	0.97077	0.96097	0.95117	0.94137
60	-	-	-	-	-	-	-	-	1.00000	0.98932	0.97858	0.96783	0.95709	0.94634
61	-	-	-	-	-	-	-	-	-	1.00000	0.98822	0.97642	0.96463	0.95283
62	-	-	-	-	-	-	-	-	-	-	1.00000	0.98703	0.97407	0.96110
63	-	-	-	-	-	-	-	-	-	-	-	1.00000	0.98574	0.97146
64	-	-	-	-	-	-	-	-	-	-	-	-	1.00000	0.98427
65	-	-	-	-	-	-	-	-	-	-	-	-	-	1.00000

Table XIV through XVI: Conversion to Joint and Survivor Life Annuity with Pop Up
(Disability Benefit Under Sub-Plan A & B)

•Eligibility: Subject to Section 3.3(b), Deferred Covered Life under Sub-Plan A or B becomes eligible for disability benefit after the Effective Date
•Conversion factor: Actuarial Equivalence Basis C; provided that the conversion factor will reflect an actuarial adjustment for a standard Joint and Survivor Life Annuity with no further reduction for the pop-up feature

Table XVII through XIX: Conversion to Joint and Survivor Life Annuity
(Disability Benefit Under Sub-Plan C & SAL)

a)Eligibility: Subject to Section 3.3(b), (i) Deferred Covered Life under Sub-Plan C becomes eligible for disability benefit after the Effective Date or (ii) Deferred Covered Life under Sub-Plan SAL becomes eligible for partial disability benefit after the Effective Date
•Conversion factor: Actuarial Equivalence Basis C

b)Eligibility: Subject to Section 3.3(b), Deferred Covered Life under Sub-Plan SAL becomes eligible for total disability benefit after the Effective Date
•Conversion factor provided in the tables below, using age nearest birthday for Covered Life and Contingent Life:

Total Disability Benefit Under Sub-Plan SAL; Conversion to 50% Joint & Survivor Life Annuity
		Contingent Life
	Age	40	41	42	43	44	45	46	47	48	49	50	51	52
Covered Life	40	0.93642	0.93723	0.93808	0.93896	0.93988	0.94084	0.94183	0.94286	0.94392	0.94502	0.94615	0.94732	0.94851
	41	0.93415	0.93498	0.93586	0.93678	0.93773	0.93872	0.93976	0.94082	0.94193	0.94307	0.94425	0.94546	0.94671
	42	0.93156	0.93243	0.93334	0.93428	0.93527	0.93630	0.93737	0.93848	0.93963	0.94082	0.94205	0.94332	0.94462
	43	0.92862	0.92952	0.93046	0.93144	0.93247	0.93353	0.93465	0.93580	0.93700	0.93824	0.93952	0.94084	0.94220
	44	0.92549	0.92641	0.92738	0.92840	0.92946	0.93057	0.93173	0.93293	0.93417	0.93547	0.93680	0.93818	0.93961
	45	0.92192	0.92287	0.92388	0.92493	0.92603	0.92718	0.92838	0.92963	0.93093	0.93227	0.93367	0.93511	0.93660
	46	0.91785	0.91884	0.91988	0.92097	0.92211	0.92330	0.92455	0.92585	0.92720	0.92860	0.93005	0.93156	0.93312
	47	0.91322	0.91424	0.91532	0.91644	0.91763	0.91886	0.92016	0.92150	0.92291	0.92437	0.92589	0.92746	0.92909
	48	0.90814	0.90920	0.91031	0.91147	0.91270	0.91398	0.91532	0.91672	0.91818	0.91971	0.92129	0.92293	0.92464
	49	0.90255	0.90363	0.90478	0.90598	0.90725	0.90858	0.90997	0.91143	0.91295	0.91453	0.91618	0.91790	0.91968
	50	0.89634	0.89746	0.89865	0.89989	0.90120	0.90258	0.90402	0.90553	0.90711	0.90876	0.91048	0.91227	0.91413
	51	0.88943	0.89059	0.89181	0.89309	0.89445	0.89587	0.89737	0.89894	0.90058	0.90229	0.90408	0.90595	0.90790
	52	0.88188	0.88307	0.88433	0.88566	0.88706	0.88854	0.89009	0.89171	0.89342	0.89520	0.89707	0.89901	0.90105
	53	0.87358	0.87481	0.87611	0.87748	0.87893	0.88045	0.88206	0.88374	0.88551	0.88737	0.88931	0.89134	0.89346
	54	0.86475	0.86601	0.86735	0.86877	0.87027	0.87185	0.87351	0.87526	0.87710	0.87903	0.88105	0.88316	0.88538
	55	0.85543	0.85674	0.85813	0.85959	0.86114	0.86278	0.86450	0.86632	0.86823	0.87024	0.87234	0.87455	0.87686
	56	0.84551	0.84686	0.84830	0.84981	0.85142	0.85312	0.85491	0.85679	0.85878	0.86087	0.86306	0.86537	0.86779
	57	0.83464	0.83604	0.83752	0.83910	0.84076	0.84252	0.84438	0.84634	0.84841	0.85059	0.85288	0.85529	0.85782
	58	0.82244	0.82389	0.82542	0.82706	0.82878	0.83061	0.83255	0.83459	0.83674	0.83902	0.84141	0.84392	0.84657
	59	0.80846	0.80997	0.81156	0.81325	0.81505	0.81695	0.81896	0.82108	0.82333	0.82569	0.82819	0.83082	0.83359
	60	0.79237	0.79392	0.79558	0.79733	0.79919	0.80117	0.80326	0.80547	0.80781	0.81027	0.81288	0.81563	0.81852
	61	0.77372	0.77533	0.77704	0.77886	0.78080	0.78284	0.78502	0.78732	0.78975	0.79232	0.79504	0.79790	0.80093
	62	0.75200	0.75366	0.75544	0.75732	0.75933	0.76145	0.76371	0.76610	0.76863	0.77130	0.77414	0.77713	0.78029
	63	0.72656	0.72828	0.73012	0.73207	0.73415	0.73635	0.73869	0.74117	0.74380	0.74658	0.74953	0.75265	0.75595
	64	0.69664	0.69841	0.70031	0.70233	0.70447	0.70675	0.70918	0.71174	0.71447	0.71736	0.72042	0.72366	0.72710
	65	0.66126	0.66309	0.66504	0.66712	0.66934	0.67169	0.67419	0.67685	0.67967	0.68266	0.68583	0.68919	0.69276

GAA-9063-TRUE-UP

Total Disability Benefit Under Sub-Plan SAL; Conversion to 50% Joint & Survivor Life Annuity
		Contingent Life
	Age	53	54	55	56	57	58	59	60	61	62	63	64	65
Covered Life	40	0.94974	0.95101	0.95230	0.95362	0.95497	0.95634	0.95774	0.95916	0.96059	0.96203	0.96349	0.96496	0.96643
	41	0.94799	0.94931	0.95066	0.95204	0.95345	0.95488	0.95634	0.95782	0.95932	0.96083	0.96234	0.96387	0.96540
	42	0.94596	0.94734	0.94875	0.95019	0.95167	0.95317	0.95470	0.95624	0.95781	0.95939	0.96098	0.96257	0.96418
	43	0.94360	0.94505	0.94652	0.94803	0.94958	0.95116	0.95276	0.95438	0.95602	0.95768	0.95935	0.96102	0.96271
	44	0.94107	0.94258	0.94413	0.94572	0.94734	0.94899	0.95067	0.95238	0.95411	0.95585	0.95760	0.95937	0.96113
	45	0.93813	0.93972	0.94134	0.94300	0.94471	0.94645	0.94822	0.95002	0.95184	0.95367	0.95552	0.95738	0.95924
	46	0.93473	0.93638	0.93809	0.93984	0.94163	0.94346	0.94533	0.94723	0.94915	0.95109	0.95304	0.95501	0.95698
	47	0.93078	0.93252	0.93431	0.93615	0.93804	0.93997	0.94194	0.94394	0.94597	0.94802	0.95010	0.95218	0.95427
	48	0.92640	0.92823	0.93011	0.93204	0.93403	0.93607	0.93815	0.94026	0.94241	0.94459	0.94679	0.94900	0.95122
	49	0.92153	0.92344	0.92542	0.92745	0.92955	0.93169	0.93389	0.93613	0.93841	0.94071	0.94305	0.94540	0.94777
	50	0.91607	0.91807	0.92015	0.92229	0.92449	0.92676	0.92908	0.93145	0.93386	0.93631	0.93879	0.94129	0.94382
	51	0.90992	0.91202	0.91420	0.91645	0.91877	0.92116	0.92362	0.92613	0.92868	0.93128	0.93392	0.93658	0.93927
	52	0.90316	0.90536	0.90765	0.91001	0.91246	0.91498	0.91757	0.92023	0.92294	0.92570	0.92850	0.93134	0.93421
	53	0.89567	0.89798	0.90037	0.90286	0.90543	0.90809	0.91083	0.91363	0.91651	0.91944	0.92242	0.92545	0.92851
	54	0.88769	0.89010	0.89261	0.89522	0.89793	0.90073	0.90362	0.90660	0.90964	0.91275	0.91593	0.91915	0.92242
	55	0.87928	0.88180	0.88444	0.88718	0.89003	0.89299	0.89604	0.89918	0.90241	0.90572	0.90909	0.91253	0.91602
	56	0.87032	0.87297	0.87573	0.87862	0.88162	0.88473	0.88796	0.89129	0.89471	0.89823	0.90182	0.90548	0.90921
	57	0.86047	0.86325	0.86615	0.86919	0.87235	0.87564	0.87905	0.88258	0.88621	0.88995	0.89378	0.89769	0.90168
	58	0.84935	0.85226	0.85532	0.85851	0.86185	0.86532	0.86893	0.87267	0.87653	0.88050	0.88458	0.88876	0.89303
	59	0.83650	0.83956	0.84277	0.84613	0.84965	0.85332	0.85714	0.86110	0.86520	0.86943	0.87378	0.87825	0.88282
	60	0.82157	0.82478	0.82816	0.83169	0.83540	0.83928	0.84332	0.84751	0.85187	0.85637	0.86101	0.86579	0.87069
	61	0.80413	0.80749	0.81103	0.81476	0.81866	0.82275	0.82702	0.83147	0.83609	0.84088	0.84583	0.85094	0.85619
	62	0.78363	0.78716	0.79087	0.79478	0.79890	0.80321	0.80772	0.81243	0.81733	0.82242	0.82769	0.83315	0.83877
	63	0.75943	0.76312	0.76701	0.77112	0.77544	0.77998	0.78475	0.78972	0.79491	0.80032	0.80592	0.81174	0.81775
	64	0.73074	0.73458	0.73865	0.74295	0.74749	0.75226	0.75727	0.76253	0.76801	0.77373	0.77969	0.78588	0.79229
	65	0.69654	0.70055	0.70479	0.70928	0.71402	0.71903	0.72429	0.72982	0.73560	0.74164	0.74795	0.75451	0.76133
GAA-9063-TRUE-UP

Total Disability Benefit Under Sub-Plan SAL; Conversion to 75% Joint & Survivor Life Annuity
		Contingent Life
	Age	40	41	42	43	44	45	46	47	48	49	50	51	52
Covered Life	40	0.87169	0.87307	0.87452	0.87604	0.87763	0.87929	0.88103	0.88284	0.88472	0.88668	0.88872	0.89083	0.89302
	41	0.86801	0.86942	0.87090	0.87245	0.87408	0.87578	0.87756	0.87942	0.88136	0.88337	0.88546	0.88763	0.88989
	42	0.86385	0.86529	0.86680	0.86839	0.87005	0.87180	0.87362	0.87553	0.87751	0.87958	0.88173	0.88397	0.88629
	43	0.85915	0.86062	0.86216	0.86379	0.86549	0.86728	0.86915	0.87110	0.87314	0.87526	0.87747	0.87977	0.88216
	44	0.85424	0.85574	0.85732	0.85897	0.86072	0.86254	0.86446	0.86646	0.86855	0.87073	0.87300	0.87537	0.87783
	45	0.84870	0.85022	0.85183	0.85352	0.85530	0.85717	0.85913	0.86118	0.86332	0.86556	0.86790	0.87033	0.87286
	46	0.84243	0.84398	0.84562	0.84735	0.84916	0.85107	0.85307	0.85517	0.85737	0.85967	0.86206	0.86456	0.86717
	47	0.83535	0.83693	0.83859	0.84035	0.84221	0.84415	0.84620	0.84835	0.85059	0.85295	0.85541	0.85797	0.86065
	48	0.82772	0.82933	0.83102	0.83282	0.83470	0.83669	0.83878	0.84097	0.84327	0.84568	0.84820	0.85083	0.85358
	49	0.81947	0.82110	0.82283	0.82465	0.82657	0.82859	0.83072	0.83296	0.83531	0.83777	0.84035	0.84305	0.84587
	50	0.81050	0.81215	0.81390	0.81575	0.81770	0.81976	0.82193	0.82421	0.82661	0.82913	0.83177	0.83453	0.83743
	51	0.80068	0.80236	0.80413	0.80601	0.80799	0.81009	0.81229	0.81462	0.81706	0.81963	0.82233	0.82515	0.82812
	52	0.79025	0.79195	0.79374	0.79565	0.79766	0.79979	0.80203	0.80439	0.80688	0.80950	0.81226	0.81514	0.81818
	53	0.77908	0.78079	0.78261	0.78454	0.78658	0.78874	0.79102	0.79342	0.79596	0.79863	0.80143	0.80438	0.80748
	54	0.76770	0.76944	0.77128	0.77323	0.77530	0.77749	0.77981	0.78225	0.78483	0.78755	0.79041	0.79342	0.79659
	55	0.75635	0.75810	0.75997	0.76195	0.76406	0.76628	0.76863	0.77112	0.77375	0.77652	0.77944	0.78252	0.78575
	56	0.74492	0.74670	0.74860	0.75061	0.75275	0.75501	0.75741	0.75994	0.76262	0.76545	0.76843	0.77158	0.77490
	57	0.73299	0.73480	0.73673	0.73878	0.74095	0.74326	0.74570	0.74828	0.75102	0.75391	0.75696	0.76018	0.76358
	58	0.72008	0.72192	0.72389	0.72597	0.72818	0.73053	0.73302	0.73566	0.73845	0.74141	0.74453	0.74783	0.75131
	59	0.70568	0.70755	0.70954	0.71166	0.71392	0.71631	0.71885	0.72154	0.72439	0.72741	0.73060	0.73397	0.73754
	60	0.68946	0.69136	0.69339	0.69555	0.69784	0.70028	0.70286	0.70561	0.70851	0.71159	0.71486	0.71831	0.72196
	61	0.67108	0.67301	0.67507	0.67726	0.67959	0.68207	0.68470	0.68749	0.69046	0.69360	0.69693	0.70046	0.70420
	62	0.65008	0.65204	0.65413	0.65635	0.65872	0.66123	0.66391	0.66675	0.66977	0.67297	0.67637	0.67997	0.68379
	63	0.62594	0.62792	0.63003	0.63229	0.63468	0.63724	0.63995	0.64284	0.64590	0.64916	0.65261	0.65628	0.66018
	64	0.59801	0.60000	0.60214	0.60441	0.60684	0.60942	0.61217	0.61509	0.61820	0.62150	0.62501	0.62873	0.63269
	65	0.56549	0.56750	0.56964	0.57193	0.57438	0.57698	0.57975	0.58270	0.58584	0.58918	0.59273	0.59650	0.60051

GAA-9063-TRUE-UP

Total Disability Benefit Under Sub-Plan SAL; Conversion to 75% Joint & Survivor Life Annuity
		Contingent Life
	Age	53	54	55	56	57	58	59	60	61	62	63	64	65
Covered Life	40	0.89529	0.89763	0.90005	0.90255	0.90512	0.90776	0.91046	0.91323	0.91605	0.91891	0.92182	0.92477	0.92775
	41	0.89222	0.89464	0.89713	0.89971	0.90236	0.90508	0.90788	0.91073	0.91364	0.91661	0.91961	0.92266	0.92574
	42	0.88869	0.89118	0.89376	0.89641	0.89915	0.90197	0.90486	0.90781	0.91082	0.91389	0.91700	0.92016	0.92335
	43	0.88464	0.88720	0.88986	0.89261	0.89544	0.89835	0.90134	0.90440	0.90752	0.91070	0.91392	0.91720	0.92051
	44	0.88038	0.88303	0.88577	0.88861	0.89153	0.89455	0.89764	0.90081	0.90405	0.90734	0.91069	0.91409	0.91754
	45	0.87549	0.87822	0.88105	0.88398	0.88701	0.89013	0.89333	0.89662	0.89998	0.90340	0.90689	0.91042	0.91400
	46	0.86988	0.87269	0.87561	0.87864	0.88177	0.88500	0.88832	0.89173	0.89522	0.89878	0.90240	0.90609	0.90982
	47	0.86344	0.86634	0.86936	0.87248	0.87572	0.87906	0.88250	0.88604	0.88966	0.89337	0.89714	0.90098	0.90487
	48	0.85645	0.85944	0.86255	0.86577	0.86912	0.87258	0.87615	0.87981	0.88358	0.88743	0.89135	0.89536	0.89942
	49	0.84882	0.85190	0.85510	0.85843	0.86188	0.86546	0.86915	0.87296	0.87686	0.88087	0.88495	0.88913	0.89337
	50	0.84045	0.84361	0.84691	0.85034	0.85390	0.85760	0.86142	0.86537	0.86942	0.87358	0.87783	0.88218	0.88660
	51	0.83122	0.83447	0.83785	0.84138	0.84506	0.84888	0.85283	0.85691	0.86111	0.86543	0.86985	0.87438	0.87900
	52	0.82136	0.82468	0.82816	0.83179	0.83558	0.83952	0.84360	0.84782	0.85217	0.85665	0.86125	0.86596	0.87077
	53	0.81073	0.81414	0.81771	0.82144	0.82534	0.82939	0.83361	0.83797	0.84248	0.84712	0.85189	0.85679	0.86180
	54	0.79992	0.80341	0.80707	0.81090	0.81491	0.81909	0.82343	0.82794	0.83260	0.83741	0.84237	0.84745	0.85267
	55	0.78916	0.79274	0.79650	0.80044	0.80456	0.80886	0.81335	0.81800	0.82283	0.82781	0.83295	0.83824	0.84367
	56	0.77839	0.78206	0.78592	0.78997	0.79422	0.79865	0.80328	0.80810	0.81309	0.81826	0.82360	0.82909	0.83475
	57	0.76716	0.77093	0.77490	0.77907	0.78344	0.78802	0.79280	0.79779	0.80296	0.80832	0.81387	0.81959	0.82548
	58	0.75498	0.75886	0.76294	0.76723	0.77174	0.77647	0.78141	0.78657	0.79193	0.79750	0.80327	0.80922	0.81537
	59	0.74131	0.74529	0.74949	0.75391	0.75855	0.76343	0.76854	0.77388	0.77944	0.78522	0.79122	0.79742	0.80383
	60	0.72583	0.72991	0.73422	0.73877	0.74356	0.74860	0.75388	0.75940	0.76516	0.77116	0.77740	0.78386	0.79055
	61	0.70816	0.71234	0.71677	0.72145	0.72638	0.73157	0.73702	0.74273	0.74870	0.75493	0.76141	0.76814	0.77512
	62	0.68783	0.69212	0.69666	0.70146	0.70653	0.71188	0.71750	0.72340	0.72958	0.73603	0.74276	0.74976	0.75704
	63	0.66431	0.66869	0.67334	0.67826	0.68346	0.68896	0.69475	0.70083	0.70721	0.71389	0.72086	0.72814	0.73571
	64	0.63690	0.64137	0.64611	0.65114	0.65647	0.66210	0.66805	0.67431	0.68088	0.68778	0.69499	0.70253	0.71039
	65	0.60478	0.60932	0.61414	0.61927	0.62470	0.63046	0.63654	0.64296	0.64971	0.65680	0.66423	0.67202	0.68016
GAA-9063-TRUE-UP

Total Disability Benefit Under Sub-Plan SAL; Conversion to 100% Joint & Survivor Life Annuity
		Contingent Life
	Age	40	41	42	43	44	45	46	47	48	49	50	51	52
Covered Life	40	0.81533	0.81713	0.81902	0.82102	0.82311	0.82530	0.82760	0.83000	0.83251	0.83513	0.83786	0.84070	0.84366
	41	0.81062	0.81244	0.81437	0.81639	0.81852	0.82075	0.82309	0.82554	0.82810	0.83078	0.83356	0.83647	0.83950
	42	0.80531	0.80717	0.80912	0.81118	0.81334	0.81561	0.81799	0.82049	0.82310	0.82583	0.82867	0.83164	0.83474
	43	0.79935	0.80123	0.80321	0.80530	0.80749	0.80980	0.81222	0.81476	0.81742	0.82021	0.82311	0.82614	0.82931
	44	0.79318	0.79509	0.79709	0.79921	0.80144	0.80378	0.80625	0.80883	0.81154	0.81438	0.81734	0.82044	0.82367
	45	0.78625	0.78817	0.79020	0.79235	0.79461	0.79699	0.79949	0.80212	0.80487	0.80776	0.81078	0.81394	0.81724
	46	0.77846	0.78040	0.78245	0.78462	0.78691	0.78932	0.79186	0.79452	0.79732	0.80026	0.80333	0.80655	0.80992
	47	0.76971	0.77167	0.77374	0.77593	0.77824	0.78068	0.78325	0.78595	0.78879	0.79177	0.79489	0.79817	0.80160
	48	0.76039	0.76236	0.76445	0.76665	0.76899	0.77145	0.77405	0.77678	0.77966	0.78268	0.78585	0.78918	0.79267
	49	0.75040	0.75238	0.75449	0.75671	0.75906	0.76155	0.76417	0.76693	0.76984	0.77290	0.77612	0.77949	0.78304
	50	0.73966	0.74165	0.74376	0.74600	0.74836	0.75087	0.75351	0.75630	0.75923	0.76233	0.76558	0.76900	0.77260
	51	0.72804	0.73003	0.73215	0.73440	0.73678	0.73929	0.74195	0.74476	0.74772	0.75084	0.75413	0.75759	0.76123
	52	0.71587	0.71787	0.71999	0.72224	0.72463	0.72715	0.72983	0.73265	0.73563	0.73878	0.74210	0.74559	0.74927
	53	0.70303	0.70503	0.70715	0.70941	0.71180	0.71433	0.71702	0.71985	0.72285	0.72602	0.72936	0.73288	0.73659
	54	0.69024	0.69224	0.69437	0.69663	0.69903	0.70157	0.70426	0.70711	0.71013	0.71332	0.71668	0.72024	0.72399
	55	0.67783	0.67983	0.68197	0.68423	0.68664	0.68920	0.69191	0.69478	0.69781	0.70103	0.70442	0.70801	0.71180
	56	0.66571	0.66772	0.66987	0.67215	0.67457	0.67714	0.67987	0.68277	0.68583	0.68907	0.69251	0.69613	0.69997
	57	0.65341	0.65543	0.65759	0.65988	0.66232	0.66491	0.66767	0.67059	0.67368	0.67696	0.68043	0.68411	0.68799
	58	0.64038	0.64242	0.64459	0.64690	0.64936	0.65198	0.65475	0.65770	0.66083	0.66414	0.66766	0.67138	0.67532
	59	0.62607	0.62812	0.63031	0.63263	0.63511	0.63775	0.64055	0.64352	0.64668	0.65003	0.65358	0.65735	0.66134
	60	0.61021	0.61227	0.61447	0.61681	0.61930	0.62195	0.62477	0.62777	0.63096	0.63434	0.63793	0.64174	0.64578
	61	0.59248	0.59455	0.59675	0.59910	0.60161	0.60428	0.60711	0.61013	0.61334	0.61675	0.62038	0.62422	0.62831
	62	0.57250	0.57457	0.57678	0.57914	0.58165	0.58433	0.58718	0.59021	0.59344	0.59687	0.60052	0.60440	0.60852
	63	0.54980	0.55187	0.55408	0.55644	0.55896	0.56164	0.56450	0.56754	0.57078	0.57423	0.57789	0.58179	0.58595
	64	0.52384	0.52590	0.52810	0.53046	0.53297	0.53565	0.53850	0.54155	0.54479	0.54824	0.55191	0.55582	0.55999
	65	0.49394	0.49599	0.49818	0.50052	0.50301	0.50568	0.50852	0.51154	0.51477	0.51821	0.52188	0.52578	0.52994
GAA-9063-TRUE-UP

Total Disability Benefit Under Sub-Plan SAL; Conversion to 100% Joint & Survivor Life Annuity
		Contingent Life
	Age	53	54	55	56	57	58	59	60	61	62	63	64	65
Covered Life	40	0.84673	0.84993	0.85324	0.85667	0.86021	0.86387	0.86763	0.87150	0.87545	0.87949	0.88361	0.88780	0.89205
	41	0.84264	0.84591	0.84931	0.85282	0.85646	0.86022	0.86408	0.86806	0.87212	0.87628	0.88051	0.88483	0.88921
	42	0.83796	0.84131	0.84479	0.84840	0.85213	0.85599	0.85996	0.86405	0.86823	0.87251	0.87688	0.88132	0.88584
	43	0.83261	0.83604	0.83960	0.84330	0.84713	0.85110	0.85518	0.85939	0.86370	0.86811	0.87261	0.87720	0.88186
	44	0.82704	0.83056	0.83421	0.83800	0.84194	0.84601	0.85021	0.85454	0.85898	0.86352	0.86817	0.87290	0.87772
	45	0.82069	0.82428	0.82802	0.83191	0.83595	0.84013	0.84445	0.84890	0.85348	0.85817	0.86296	0.86785	0.87284
	46	0.81344	0.81711	0.82094	0.82493	0.82907	0.83336	0.83780	0.84238	0.84709	0.85192	0.85687	0.86193	0.86709
	47	0.80519	0.80894	0.81285	0.81692	0.82116	0.82557	0.83013	0.83483	0.83968	0.84467	0.84977	0.85500	0.86034
	48	0.79632	0.80014	0.80414	0.80830	0.81264	0.81715	0.82183	0.82667	0.83165	0.83679	0.84205	0.84745	0.85297
	49	0.78675	0.79064	0.79472	0.79897	0.80340	0.80802	0.81281	0.81777	0.82290	0.82818	0.83360	0.83917	0.84487
	50	0.77637	0.78033	0.78447	0.78880	0.79333	0.79805	0.80295	0.80804	0.81329	0.81872	0.82430	0.83005	0.83593
	51	0.76505	0.76907	0.77328	0.77769	0.78230	0.78711	0.79212	0.79732	0.80271	0.80828	0.81402	0.81992	0.82599
	52	0.75314	0.75721	0.76148	0.76596	0.77065	0.77555	0.78066	0.78598	0.79149	0.79719	0.80309	0.80916	0.81540
	53	0.74051	0.74462	0.74895	0.75350	0.75826	0.76325	0.76846	0.77388	0.77951	0.78535	0.79138	0.79762	0.80404
	54	0.72794	0.73210	0.73649	0.74110	0.74594	0.75101	0.75631	0.76184	0.76759	0.77356	0.77974	0.78613	0.79273
	55	0.71580	0.72002	0.72446	0.72914	0.73406	0.73922	0.74463	0.75027	0.75614	0.76225	0.76858	0.77513	0.78191
	56	0.70402	0.70830	0.71282	0.71757	0.72258	0.72784	0.73335	0.73911	0.74512	0.75137	0.75786	0.76459	0.77155
	57	0.69211	0.69645	0.70104	0.70588	0.71098	0.71634	0.72197	0.72786	0.73401	0.74041	0.74707	0.75399	0.76115
	58	0.67949	0.68391	0.68857	0.69350	0.69870	0.70417	0.70991	0.71594	0.72223	0.72880	0.73564	0.74275	0.75013
	59	0.66557	0.67005	0.67480	0.67981	0.68510	0.69068	0.69655	0.70271	0.70915	0.71589	0.72291	0.73022	0.73782
	60	0.65007	0.65462	0.65943	0.66453	0.66991	0.67560	0.68159	0.68788	0.69448	0.70138	0.70858	0.71610	0.72392
	61	0.63265	0.63725	0.64214	0.64731	0.65279	0.65858	0.66468	0.67111	0.67785	0.68491	0.69230	0.70002	0.70807
	62	0.61291	0.61757	0.62251	0.62776	0.63332	0.63920	0.64541	0.65196	0.65884	0.66607	0.67363	0.68155	0.68982
	63	0.59036	0.59506	0.60006	0.60536	0.61099	0.61696	0.62327	0.62993	0.63694	0.64431	0.65205	0.66015	0.66864
	64	0.56442	0.56915	0.57418	0.57953	0.58521	0.59124	0.59763	0.60439	0.61151	0.61901	0.62689	0.63517	0.64384
	65	0.53438	0.53911	0.54416	0.54953	0.55524	0.56131	0.56776	0.57458	0.58178	0.58937	0.59738	0.60579	0.61464
GAA-9063-TRUE-UP

The Prudential
    Insurance Company
    of America
AMENDMENT dated July 28, 2021 ("Amendment")
OF
GROUP ANNUITY CONTRACT NO. [ *** ] (the “Contract”)

WHEREAS:

1.Boise Cascade Company for the exclusive benefit of participants and beneficiaries of the Plan (the “Contract-Holder”) and The Prudential Insurance Company of America ("Prudential") entered into the Contract, effective August 6, 2020.

2.The Contract-Holder and Prudential desire to amend the Contract pursuant to Section 1.2 thereof, effective
July 28, 2021 (the "Amendment Date"), as provided herein.

NOW, THEREFORE, THE PARTIES AGREE AND CONFIRM AS FOLLOWS:

1.    Effective on the Amendment Date: (i) the Cover Page, Table of Contents and Annuity Exhibits, as constituted immediately prior to this Amendment, are hereby replaced by the amended and restated Cover Page, Table of Contents and Annuity Exhibits attached hereto, and (ii) the attached Cash and Transferred Assets Exhibit Supplement dated July 28, 2021 is added to and made part of the Contract.

2.    On the Amendment Date, [ *** ] shall pay the Contribution Adjustment Amount and the Interest Due on Contribution Adjustment Amount as of July 28, 2021 (as defined in the Cash and Transferred Assets Exhibit Supplement) to [ *** ], as provided under the Contract and as described on the amended Cover Page and in the Cash and Transferred Assets Exhibit Supplement dated July 28, 2021, attached hereto.

3.After giving effect to this Amendment, references in the Contract to “Contract” shall mean the Contract as amended by this Amendment, and references to “Cover Page” and “Annuity Exhibits” shall mean the Cover Page and Annuity Exhibits attached hereto.

Except as expressly set forth herein, the terms and conditions of the Contract shall be unaffected by this Amendment and remain in full force and effect. All terms capitalized but not otherwise defined herein, shall have the meanings ascribed to them in the Contract.

BOISE CASCADE COMPANY for the exclusive benefit of participants and beneficiaries of the Plan By: /s/ Kelly Hibbs Title: SVP, CFO & Treasurer Print Name: Kelly Hibbs Date: 7/28/21	THE PRUDENTIAL INSURANCE COMPANY OF AMERICA By: /s/ Stephen D. Mayernick Title: Second Vice President Print Name: Stephen D. Mayernick Date: July 28, 2021
GAA-9063-TRUE-UP

The Prudential Insurance Company of America
Newark, New Jersey

Contract-Holder: Boise Cascade Company for the exclusive benefit of participants and beneficiaries of the Plan	Plan: Boise Cascade Company Pension Plan
Employer: Boise Cascade Company
Group Annuity Contract No.: [ *** ]	Jurisdiction: Idaho
Effective Date: August 6, 2020 Amendment Date: July 28, 2021	Contribution Amount as of Effective Date: [ *** ] Contribution Adjustment Amount as of July 28, 2021: [ *** ] Total Contribution Amount as of July 28, 2021: [ *** ]
Pages Attached: 1-43, Cash and Transferred Assets Exhibit, Cash and Transferred Assets Exhibit Supplement, Tables and Annuity Exhibits

BOISE CASCADE COMPANY for the exclusive benefit of participants and beneficiaries of the Plan	THE PRUDENTIAL INSURANCE COMPANY OF AMERICA 751 Broad Street Newark, NJ 07102
By: /s/ Kelly Hibbs Title: SVP, CFO & Treasurer Date: 7/28/21	/s/ Charles F. Lowrey Chief Executive Officer /s/ Margaret M. Foran Secretary Attest: /s/ Stephen Mayernick Date: July 28, 2021

Single-Premium Non-Participating Group Annuity Contract supported by a Separate Account providing for Annuity Payments, subject to the provisions of this Contract. The Annuity Payments hereunder do not vary based on any gains or losses of the assets held in the Separate Account.

GAA-9063[ *** ]

TABLE OF CONTENTS
PROVISION I    DEFINITIONS, SEPARATE ACCOUNT OPERATION AND TERMINATION OF CONTRACT    4
1.1    Definitions    4
1.2    Agreement to Pay Contribution Amount; Deposit into the Separate Account    8
1.3    Agreement to Make Annuity Payments; Associated Withdrawals from the Separate Account    9
1.4    The Separate Account that Supports this Contract    9
1.5    Investments Held in Separate Account; Insulation of Separate Account Assets    10
1.6    Insulation of Separate Account Assets    10
1.7    Expenses; Establishing Reserves; [ *** ]    10
1.8    Process for Making Annuity Payments    11
1.9    Persons Entitled to Enforce this Contract    11
1.10    Buy-Out Conversion    11
1.11    Termination of Contract; Surrender of Contract by Contract-Holder    13
PROVISION II    PAYMENT OF ANNUITY PAYMENTS TO CONTRACT-HOLDER PRIOR TO BUY-OUT CONVERSION    16
2.1    General    16
2.2    Monthly Payment Process    16
2.3    Records Reconciliation Process; Adherence to Code and ERISA    16
2.4    Over-reimbursements and Under-reimbursements by Prudential    17
2.5    Concerning Beneficiaries    18
2.6    Concerning Qualified Domestic Relations Orders    18
PROVISION III    PAYMENT TERMS AND CONDITIONS FOR FORMS OF ANNUITIES    20
3.1    Covered Lives, Contingent Lives, and Beneficiaries    20
3.2    Definitions    20
3.3    Annuity Forms    20
3.4    Annuity Change Procedure/Conditions    29
3.5    Change in Annuity Form    29
3.6    Lump Sum Payment Option    31
3.7    Earlier Annuity Commencement Date    32
3.8    Later Annuity Commencement Date    32
3.9    Pre-Retirement Survivor Annuity    34
3.10    Small Annuity Payments to Covered Lives    37
3.11    No Assignment by Covered Lives and Contingent Lives    37
3.12    Proof of Continued Existence for Life Annuities; Escheatment    37
3.13    Data Misstatements    38
3.14    Concerning Designations    39
3.15    Concerning Qualified Domestic Relations Orders    40
3.16    Payments to Representatives    40
3.17    Certificates    40
3.18    Purchase of Additional Annuities after the Data Finalization Date    41
PROVISION IV    GENERAL TERMS    42
4.1    Communications    42
4.2    Currency; Payments    42
4.3    Reliance on Records; Correction of Errors    42
4.4    Contract-Holder; Successor    42
4.5    No Implied Waiver    43
GAA-9063[ *** ]

4.6    Changes    43
4.7    Entire Contract - Construction    43
4.8    Third Party Beneficiaries    43

TABLES
CASH AND TRANSFERRED ASSETS EXHIBIT
CASH AND TRANSFERRED ASSETS EXHIBIT SUPPLEMENT
ANNUITY EXHIBITS

GA-48133

CASH AND TRANSFERRED ASSETS EXHIBIT SUPPLEMENT

As of July 28, 2021
                                                    [* * *]

A.	Total Contribution Amount, determined as of August 6, 2020:	[ *** ]
B.	Total Contribution Amount, determined as of July 28, 2021:	[ *** ]
C.	Payment due from [ *** ] resulting from the difference between the Total Contribution Amount determined as of August 6, 2020 and July 28, 2021 (B-A) (“Contribution Adjustment Amount”):	[ *** ]
D.	Interest Rate:	[ *** ]
E.
Interest due from [ *** ] on the Contribution Adjustment Amount, calculated from August 6, 2020 to and excluding July 23, 2021, as agreed to, using stated Interest Rate (D) (“Interest Due on Contribution Adjustment Amount”):
[ *** ]
Payments from [ *** ]:

 (i) Adjustment Amount, as of July 28, 2021 (C):

(ii) Interest Due on Premium Adjustment Amount (E):

(iii) Full Contractual Premium Due on July 28, 2021 ((i)+(ii)):

(iv) Non-Contractual Reconciliation Adjustment (credit):

(v) Interest on Item (iv) (credit):

(vi) Discounted Premium Due (agreed to at 7/22/2021 meeting) on July 28, 2021:

(vii) Portion of Item (vi) considered Principal (Contribution Adjustment Amount for Cover Page of Contract):

(viii) Portion of Item (vi) considered Interest:

(ix) Total Contribution Amount for Cover Page of Contract ((A) + (vii)):

[ *** ] [ *** ] [ *** ] [ *** ] [ *** ] [ *** ] [ *** ] [ *** ] [ *** ]

ANNUITY EXHIBITS

The Annuity Exhibits list each Covered Life, Contingent Life or other person entitled to receive payments under this Contract plus information that applies to each such Covered Life, Contingent Life or other person. The Annuity Exhibits are attached to and made a part of this Contract in the form of the data file titled “[ *** ] [ *** ]” with SHA256 hash code:

[ *** ]

Such data file was made available by Prudential to the Contract-Holder on [ *** ] via the secure website of Intralinks or its applicable affiliate. The Contract-Holder acknowledges that it has had access to, has downloaded and maintains a copy of, and agrees with, the contents of such data file.